UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant's telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – June 30, 2018

Item 1.	Report to Stockholders.

Blackstone

Blackstone / GSO Senior Floating Rate Term Fund
(NYSE: BSL)

Blackstone / GSO Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone / GSO Strategic Credit Fund
(NYSE: BGB)

Semi-Annual Report

June 30, 2018

Table of Contents

Manager Commentary	1
Fund Summary	3
Portfolio of Investments	9
Statement of Assets and Liabilities	44
Statement of Operations	45
Statement of Changes in Net Assets	46
Statement of Cash Flows	47
Financial Highlights	48
Notes to Financial Statements	54
Summary of Dividend Reinvestment Plan	67
Additional Information	68
Privacy Procedures	70
Approval of Investment Advisory Agreements	77
Trustees & Officers	81

Blackstone / GSO Funds	Manager Commentary

June 30, 2018 (Unaudited)

To Our Shareholders:

After a first quarter that was occasionally volatile but anchored by healthy economic sentiment, the second quarter of 2018 witnessed a collision between two strong but opposing forces: accelerating economic growth and rising protectionist policies. GDP in the U.S. increased at an annual rate of 4.1% in 2Q 2018, according to the advance estimate released by the Bureau of Economic Analysis. This represents the second longest expansion in the post-World War II era, just 12 months shy of the record 1991-2001 cycle. Nearly all of the major leading indicators argue for continued growth as well. The Purchasing Manager’s Index, the NFIB Small Business Optimism Index, and the University of Michigan Consumer Confidence survey all hit new highs or accelerated. The business cycle showed strength as S&P 500® earnings per share increased by approximately 23% year-over-year amid strong revenue growth and benefits from tax cuts. Unemployment in the U.S. hit lows since 2000, and wages rose, with average hourly earnings increasing by 2.8% year-over-year.

Despite some softness in the U.S. loan market in June, below investment grade fixed income outperformed all other major fixed income asset classes in 1H 2018. The S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Corporate High Yield Index posted year-to-date returns of 2.16% and 0.16%, respectively, as of June 30, 2018. Meanwhile, the Bloomberg Barclays U.S. MBS, U.S. Treasuries, U.S. Aggregate, U.S. Investment Grade, and Emerging Markets USD Aggregate indices all posted negative returns year-to-date as of June 30, 2018.

The outperformance of loans in 1H 2018 compared to other fixed income asset classes is consistent with historical periods of economic growth and rising interest rates. In June, the Federal Reserve increased the federal funds rate by a quarter of a percentage point to 2.00%, the seventh hike since December 2015, and signaled it will raise rates two more times this year in a shift driven by positive assessments of the economy. As a likely result, the average loan all-in rate has increased 64 basis points, which, coupled with strong fundamentals and low correlation to macro-driven swings, has helped support positive year-to-date performance.

Lower quality loans outperformed the higher quality segment of the market during 1H 2018. Within the non-investment grade stack, the BB loan segment contained the highest spread duration and therefore underperformed the idiosyncratic credit risk loans rated CCC/B-. Additionally, repricing activity in 2Q 2018 had an outsized impact on BB prices in contrast with the spread widening seen in new primary market deals and add-ons toward the end of the second quarter. Similarly in high yield, higher-quality paper continued to underperform the lower-quality segments in 1H 2018 with the BB component 1.3% lower for the year. CCC paper, meanwhile, has significantly outperformed at +4.5% year-to-date.

Total Returns through June 30, 2018
US Loans (S&P/LSTA Leveraged Loan Index)	2.16%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	0.16%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	0.81%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	-2.67%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	-1.62%
US Invesment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	-3.27%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	-3.84%
US Large Cap Equities (S&P 500® Index)	2.65%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Institutional gross loan issuance in the first half of 2018 totaled $501 billion, with refinancings and repricings accounting for 66.7%, compared to an issuance of $577 billion, with refinancings and repricings at 75.7%, for the same time period in 2017. Additionally, towards the end of June, the percentage of loans trading above par had fallen to 20%, the lowest level since 2016, which implies loan repricings may slow in the coming quarters.

U.S. CLO issuance remained robust through the first half of 2018 with year-to-date issuance of $68 billion as of June 30, 2018. Total issuance is expected to reach a record $150 billion by year-end 2018, according to Wells Fargo. This compares to U.S. CLO issuance of $51 billion for 1H 2017 and $118 billion for FY 2017. In a further sign of continuing strong demand for loans, loan retail funds inflows as of June 30, 2018 totaled $8.5 billion year-to-date, while high yield retail out flows were greater than $18 billion for the first half of the year.

Year-to-date, 17 companies have defaulted with debt totaling $29.7 billion. By comparison, there were 22 defaults in the same period in 2017 totaling $18.0 billion. Although total debt involved in defaults has picked up year-to-date as compared to 2017, iHeart Communications (“iHeart”), a large 2008 LBO (not held by the Funds), accounted for the majority of total year-to-date default volume. Excluding iHeart, default volume in 1H 2018 was $13.7 billion. The par-weighted U.S. loan LTM default rate at the end of June 2018 was 1.99% (1.34% ex-iHeart), as compared to 1.84% at year-end 2017. High yield par-weighted defaults were at 1.98% (1.25% ex-iHeart), as compared to 1.27% at year-end 2017. Due to iHeart, the broadcasting sector accounts for the highest default volume, with energy and retail following thereafter. JP Morgan expects loan and high yield default rates to remain low at 2.0% in 2019.

Semi-Annual Report | June 30, 2018	1

Blackstone / GSO Funds	Manager Commentary

June 30, 2018 (Unaudited)

We continue to believe that floating rate senior loans offer a compelling risk-reward opportunity. Given the low correlation of loans with other fixed income investments, we believe any volatility in loans caused by rising rates could present an opportunity to add exposure to the asset class.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

June 30, 2018 (Unaudited)

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2022.

Portfolio Management Commentary

Fund Performance

BSL outperformed its key benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception. On a share price basis, the Fund outperformed its benchmark for the periods of six months, one year, three years, five years, and since inception. The shares of the Fund traded at an average premium to NAV of 1.5% for the six months ended June 30, compared to its peer group average discount of 7.6% over the same time.1

NAV Performance Factors

The Fund’s outperformance relative to its benchmark in the first half of 2018 was attributable to credit selection within single-B rated loans (approximately 76% of the Fund during the period), as single-B loans held in the Fund returned approximately +3.2% compared to approximately +2.3% for single-B loans in the benchmark. The Fund’s modest allocation to high yield bonds (5.7%) also contributed positively due to credit selection (+3.2% vs. +0.2% for the Barclays High Yield Index). Credit selection was positive in seven of ten sectors, with the strongest contributions from industrials, healthcare, and technology, partially offset by negative energy performance.2 By issuer, the largest positive contributors to performance relative to the benchmark were Spencer Gifts, Crossmark, and Sheridan Production Partners, while American Tire Distributors, Serta Simmons, and not holding Seadrill (which was included in the benchmark) were the most significant detractors.

Portfolio Activity and Positioning

Over the first six months of 2018, the Fund focused on taking advantage of new issuance while net reducing its allocation to certain higher beta/stressed loans as well as repriced, low coupon loans. On a sector basis, the Fund reduced its allocation to financial services, telecom, and utilities while increasing exposure to industrials and CLO debt.3 The Fund continues to seek to opportunistically take advantage of rallies to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk. Given the potential for repricing activity as well as modest expectations for new issue, we anticipate this dynamic to continue into the second half of 2018.

As of June 30, 2018, the Fund held 84.6% of its Managed Assets in Senior Loans, 13.27% in second lien loans, and 5.5% in high yield bonds. BSL’s investments represented the obligations of 266 companies, with an average position size representing 0.33% of Managed Assets of the Fund. Healthcare and pharmaceuticals, high tech industries, and business services represented the Fund’s top sector weightings.4

[1]	Average discount and peer group per Morningstar.
[2]	Industries per S&P classifications.
[3]	Industries per Bloomberg classifications.
[4]	Industries per Moody’s classifications.

Semi-Annual Report | June 30, 2018	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

June 30, 2018 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	6.87%
Current Dividend Yield^	6.46%
Effective Duration^^	0.41 yr
Average Position*	0.33%
Leverage*	32.67%

^	Using current dividend rate of $0.097/share and market price/share as of 6/30/2018

^^	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor

*	As a percentage of Managed Assets.
Top 10 Issuers*
Quest Software US Holdings Inc.	1.6%
McAfee, LLC	1.3%
Advantage Sales & Marketing Inc.	1.3%
Sedgwick Claims Management Services, Inc.	1.2%
TKC Holdings, Inc.	1.2%
EG Group Limited	1.2%
Information Resources, Inc.	1.1%
LBM Borrower, LLC	1.0%
Ivanti Software, Inc.	1.0%
KUEHG Corp	1.0%
Top 10 Issuer	12.0%

*	As a percentage of Managed Assets

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Healthcare and Pharmaceuticals	17.8%
High Tech Industries	17.0%
Services - Business	14.5%
Construction and Building	7.9%
Banking, Finance, Insurance and Real Estate	7.6%
Top 5 Industries	64.8%

*	As a percentage of Managed Assets.

^	Industries per Moody’s.

BSL Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	3.11%**	6.73%	5.83%	5.19%	5.95%
Market Price*	2.93%	7.63%	8.84%	4.79%	5.64%
S&P LLI	2.16%	4.37%	4.20%	4.00%	4.89%

†	Annualized.

*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2018 may differ from the net asset value for financial reporting purposes.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

June 30, 2018 (Unaudited)

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first-and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

BGX outperformed a composite weighting of the S&P LLI and the Barclays U.S. High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception. On a share price basis, the Fund outperformed its benchmark for the periods of six months, one year, three years, and since inception and underperformed its benchmark for the five year period. The shares of the Fund traded at an average discount to NAV of 5.5% for the six months ended June 30, compared to its peer group average discount of 8.6% over the same time.1

NAV Performance Factors

The Fund’s outperformance relative to its benchmark in the first half of 2018 was primarily attributable to credit selection within both single-B rated loans and high yield, which represented approximately 81% of the Fund during the period. Single-B loans held by the Fund returned approximately +3.0% compared to approximately +2.3% for single-B loans in the composite weighted benchmark. High yield bonds held in the Fund generated a return of approximately +3.0% compared to +0.2% for the Barclays HYI. Credit selection was positive in nine of ten sectors, with the strongest contributions from industrials, technology, and healthcare, partially offset by negative consumer discretionary performance.2 By issuer, the largest positive contributors to performance relative to the benchmark were Comstock Resources, LANDesk Software and Carestream, while American Tire Distributors, Serta Simmons, and Sandridge were the most significant detractors.

Portfolio Activity and Positioning

Over the first six months of 2018, the Fund focused on taking advantage of new issuance while net reducing its allocation to certain higher beta/stressed loans as well as repriced, low coupon loans. On a sector basis, the Fund reduced its allocation to financial services and technology while increasing exposure to industrials and CLO liabilities.3 The Fund continues to seek to opportunistically take advantage of rallies to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk. Given the potential for repricing activity as well as modest expectations for new issue, we anticipate this dynamic to continue into the second half of 2018.

As of June 30, 2018, the Fund held 86.4% of its Managed Assets in Secured Loans and 16.5% in high yield bonds. BGX’s investments represented the obligations of 283 companies, with an average position size representing 0.30% of Managed Assets of the Fund. Healthcare and pharmaceuticals, high tech industries, and business services represented the Fund’s top sector weightings.4

[1]	Average discount and peer group per Morningstar.

[2]	Industries per S&P classifications.

[3]	Industries per Bloomberg classifications.

[4]	Industries per Moody’s classifications.

Semi-Annual Report | June 30, 2018	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

June 30, 2018 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	7.18%
Current Dividend Yield^	7.51%
Effective Duration^^	0.73 yr
Average Position*	0.30%
Leverage*	38.51%

^	Using current dividend rate of $0.103/share and market price/share as of 6/30/2018

^^	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor

*	As a percentage of Managed Assets.
Top 10 Issuers*
Sedgwick Claims Management Services, Inc.	1.7%
Quest Software US Holdings Inc.	1.5%
Ivanti Software, Inc.	1.3%
Advantage Sales & Marketing Inc.	1.3%
Information Resources, Inc.	1.2%
KUEHG Corp	1.0%
Priso Acquisition Corp	1.0%
LBM Borrower, LLC	1.0%
Avantor Inc	1.0%
Asurion, LLC	1.0%
Top 10 Issuer	12.0%

*	As a percentage of Managed Assets

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Healthcare and Pharmaceuticals	17.6%
High Tech Industries	15.1%
Services - Business	13.6%
Banking, Finance, Insurance and Real Estate	10.8%
Construction and Building	7.8%
Top 5 Industries	64.9%

*	As a percentage of Managed Assets.

^	Industries per Moody’s.

BGX Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	3.47%**	7.81%	6.95%	6.13%	6.28%
Market Price*	6.67%	10.02%	10.95%	4.47%	5.04%
70% S&P LLI / 30% Barclays HYI	1.56%	3.84%	4.61%	4.54%	4.93%

†	Annualized.

*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2018 may differ from the net asset value for financial reporting purposes.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary

June 30, 2018 (Unaudited)

Fund Overview

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception. On a share price basis, the Fund outperformed its benchmark for the periods of six months, one year, three years, and five years and underperformed its benchmark since inception. The shares of the Fund traded at an average discount to NAV of 6.6% for the six months ended June 30, compared to its peer group average discount of 8.5% over the same time.1

NAV Performance Factors

The Fund’s outperformance relative to its benchmark in the first half of 2018 was primarily attributable to credit selection within both single-B rated loans and high yield, which represented approximately 80% of the Fund during the period. Single-B loans held in the Fund returned approximately +3.1% compared to approximately +2.3% for single-B loans in the composite weighted benchmark. High yield bonds held in the Fund generated a return of approximately +3.3% compared to +0.2% for the Barclays HYI. Credit selection was positive in seven of ten sectors, with the strongest contributions from industrials, healthcare, and technology, partially offset by negative energy performance.2 By issuer, the largest positive contributors to performance relative to the benchmark were Spencer Gifts, Crossmark, and Sheridan Production Partners, while American Tire Distributors, Dixie Electric, and Serta Simmons were the most significant detractors.

Portfolio Activity and Positioning

Over the first six months of 2018, the Fund focused on taking advantage of new issuance while net reducing its allocation to certain higher beta/stressed loans as well as repriced, low coupon loans. On a sector basis, the Fund reduced its allocation to financial services and technology while increasing exposure to industrials and consumer discretionary.3 The Fund continues to seek to opportunistically take advantage of rallies to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk. Given the potential for repricing activity as well as modest expectations for new issue, we anticipate this dynamic to continue into the second half of 2018.

As of June 30, 2018, the Fund held 85.1% of its Managed Assets in Senior Secured Loans and 15.6% in high yield bonds. BGB’s investments represented the obligations of 288 companies, with an average position size representing 0.29% of Managed Assets of the Fund. Healthcare and pharmaceuticals, high tech industries, and business services represented the Fund’s top sector weightings.4

[1]	Average discount and peer group per Morningstar.

[2]	Industries per S&P classifications.

[3]	Industries per Bloomberg classifications.

[4]	Industries per Moody’s classifications.

Semi-Annual Report | June 30, 2018	7

Blackstone / GSO Strategic Credit Fund	Fund Summary

June 30, 2018 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	7.28%
Current Dividend Yield^	7.97%
Effective Duration^^	0.71 yr
Average Position*	0.29%
Leverage*	36.85%

^	Using current dividend rate of $0.105/share and market price/share as of 6/30/2018

^^	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor

*	As a percentage of Managed Assets.
Top 10 Issuers*
Sedgwick Claims Management Services, Inc.	1.7%
Quest Software US Holdings Inc.	1.5%
Advantage Sales & Marketing Inc.	1.4%
Priso Acquisition Corp	1.1%
Asurion, LLC	1.1%
Information Resources, Inc.	1.0%
Pf Changs China Bistro	1.0%
Explorer Holdings, Inc.	1.0%
Ivanti Software, Inc.	1.0%
McAfee, LLC	1.0%
Top 10 Issuer	12.0%

*	As a percentage of Managed Assets

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	15.9%
Healthcare and Pharmaceuticals	15.5%
Services - Business	14.3%
Banking, Finance, Insurance and Real Estate	8.6%
Construction and Building	8.1%
Top 5 Industries	62.4%

*	As a percentage of Managed Assets.

^	Industries per Moody’s.

BGB Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	2.79%**	6.80%	6.10%	5.81%	5.87%
Market Price*	4.00%	7.45%	9.27%	4.71%	3.90%
75% S&P LLI / 25% Barclays HYI	1.66%	3.93%	4.54%	4.45%	4.58%

†	Annualized.

*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2018 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 145.93%
Aerospace and Defense - 2.67%
Propulsion Acquisition, LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 7/13/2021(b)(c)	$2,390,051	$2,366,151
StandardAero Aviation Holdings Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	1,222,963	1,226,405
Vectra Co, First Lien Initial Term Loan, 1M US L + 3.25%, 03/08/2025	1,194,030	1,189,051
Vectra Co, Second Lien Initial Loan, 1M US L + 7.25%, 03/08/2026	1,000,000	1,004,375
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	1,375,000	1,383,422
		7,169,404

Automotive - 4.27%
American Tire Distributors Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 09/01/2021	3,281,566	2,151,476
Bright Bidco BV, First Lien 2018 Refinancing Term B Loan, 1M US L + 3.50%, 06/28/2024	1,655,449	1,645,102
CH Hold Corp, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/03/2025(b)	1,052,632	1,069,737
Dealer Tire LLC, Senior Secured First Lien Refinancing Term Loan,, 3M US L + 3.25%, 12/22/2021(b)	1,283,901	1,259,828
FPC Holdings Inc, First Lien Term B-1 Loan, 1M US L + 4.50%, 11/21/2022	1,097,250	1,106,165
FPC Holdings Inc, Second Lien Term B-1 Loan, 1M US L + 9.00%, 11/20/2023	498,113	495,623
Mitchell International, Inc., First Lien Delayed Draw Term Loan, 3M US L + 0.00%, 11/29/2024	83,060	82,713
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	1,029,940	1,025,645
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	1,036,364	1,039,281
Superior Industries International Inc, First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)(c)	1,617,723	1,623,790
		11,499,360

Banking, Finance, Insurance and Real Estate - 9.52%
Acrisure LLC, First Lien 2018-1 Additional Term Loan, 3M US L + 3.75%, 11/22/2023(c)	617,978	614,115
Acrisure LLC, First Lien Term B-2 Loan, 3M US L + 4.25%, 11/22/2023	1,484,949	1,484,028
AmWINS Group Inc, Second Lien Term Loan, 1M US L + 6.75%, 01/25/2025	43,888	44,250
Apco Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	2,200,000	2,194,500
Applied Systems Inc, First Lien Initial Term Loan, 3M US L + 3.00%, 09/19/2024	99,250	99,506
ASP MCS Acquisition Corp, First Lien Initial Term Loan, 3M US L + 4.75%, 05/20/2024(b)	1,775,362	1,717,663
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.00%, 08/04/2025(c)	1,910,526	1,941,572
Broadstreet Partners Inc, First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023	2,084,714	2,074,947
Confie Seguros Holding II Co, First Lien Term B Loan, 3M US L + 5.25%, 04/19/2022	1,736,776	1,724,835
CP VI Bella Topco LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/14/2025	419,766	419,111
CP VI Bella Topco LLC, Second Lien Initial Loan, 1M US L + 6.75%, 02/16/2026	385,714	383,142
Edelman Financial Center LLC (The), First Lien Term B Loan, 3M US L + 3.25%, 06/26/2025(c)	691,824	691,827
Edelman Financial Center LLC (The), Term Loan Second Lien, 3M US L + 6.75%, 06/26/2026(c)	676,923	683,587
Gem Acquisitions Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 03/02/2025	684,783	680,219
Genworth Holdings Inc, First Lien Initial Loan, 1M US L + 4.50%, 02/28/2023(b)	382,609	390,261
Intralinks, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 11/11/2024	957,594	957,896
Ion Trading Finance Limited, First Lien Term Loan, 3M US L + 4.00%, 11/21/2024(c)	2,772,000	2,754,675
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 05/25/2025	2,145,000	2,147,681
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/25/2026(b)	550,000	558,250
One Call Corporation, First Lien Extended Term Loan, 1M US L + 5.25%, 11/28/2022	784,709	753,321
Resolute Investment Managers Inc, Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	1,000,000	1,015,000
York Risk Services Holding Corp (Onex York Finance LP), First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	2,347,149	2,283,858
		25,614,244

Semi-Annual Report | June 30, 2018	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Beverage, Food and Tobacco - 3.67%
CEC Entertainment Inc, First Lien Term B Loan, 1M US L + 3.25%, 02/15/2021	$1,648,163	$1,539,318
CSM Bakery Solutions LLC, First Lien Term Loan, 3M US L + 4.00%, 7/3/2020	2,099,529	2,043,115
Fogo de Chao Inc, First Lien Term Loan, 1M US L + 4.50%, 03/27/2025	945,242	947,605
NPC International Inc, Senior Secured First Lien Initial Term Loan,, 1M US L + 3.50%, 04/19/2024	282,976	284,979
TKC Holdings Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 02/01/2023	3,690,056	3,687,750
TKC Holdings Inc, Second Lien Initial Term Loan, 1M US L + 8.00%, 02/01/2024	1,105,629	1,109,311
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan,, 1M US L + 3.75%, 07/01/2021(b)	285,269	268,153
		9,880,231

Capital Equipment - 3.94%
Blount International Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 04/12/2023	537,115	541,146
Direct ChassisLink Acquisition Inc, Second Lien Initial Term Loan, 1M US L + 6.00%, 06/15/2023(b)	2,400,000	2,427,000
Engineered Machinery Holdings Inc, First Lien Initial Term Loan, 3M US L + 3.25%, 07/19/2024	1,494,490	1,489,827
Helix Acquisition Holdings Inc, First Lien 2018 New Term Loan, 3M US L + 3.50%, 09/30/2024	1,333,788	1,333,788
LTI Holdings Inc, First Lien Second Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024(b)	502,174	502,802
LTI Holdings Inc, Second Lien Initial Term Loan, 1M US L + 8.75%, 05/16/2025(b)	1,300,000	1,319,500
Robertshaw US Holding Corp, First Lien Initial Term Loan, 1M US L + 3.50%, 02/14/2025	1,364,872	1,364,872
Titan Acquisition Limited, First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	1,634,202	1,612,149
		10,591,084

Chemicals, Plastics and Rubber - 4.07%
Composite Resins Holding BV, First Lien Term B Loan, 3M US L + 4.25%, 06/27/2025(c)	2,640,000	2,633,400
DuBois Chemicals Inc, First Lien Repriced Initial Term Loan, 1M US L + 3.25%, 3/15/2024	537,829	539,846
Emerald Performance Materials LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 08/02/2021	2,958,519	2,965,915
Pinnacle Operating Corporation, First Lien 2017 Extended Term Loan Non-pik Loan, PIK 1.75%, 11/15/2021	2,690,345	2,488,569
Spectrum Holdings III Corp, First Lien Closing Date Term Loan, 1M US L + 3.25%, 01/31/2025	293,736	293,247
Spectrum Holdings III Corp, Second Lien Closing Date Loan, 1M US L + 7.00%, 01/26/2026(b)	600,000	604,500
Vantage Specialty Chemicals Inc, First Lien Closing Date Term Loan, 3M US L + 4.00%, 10/28/2024	682,286	687,686
Vantage Specialty Chemicals Inc, Second Lien Initial Loan, 2M US L + 8.25%, 10/27/2025	725,111	730,854
		10,944,017

Construction and Building - 9.46%
American Bath Group LLC, First Lien Replacement Term Loan, 3M US L + 4.25%, 09/30/2023	3,240,378	3,262,655
American Bath Group LLC, Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	250,000	253,750
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	293,333	293,700
Dayton Superior Corporation, First Lien Senior Secured Term Loan, 3M US L + 8.00%, 11/03/2021(b)	1,345,941	1,080,118
DiversiTech Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan,, 3M US L + 3.00%, 06/03/2024	662,022	660,370
Fastener Acquisition Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 03/28/2025	1,870,313	1,873,819
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	3,269,076	3,061,686
Henry Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.00%, 10/05/2023	1,594,245	1,602,217
Installed Building Products Inc, First Lien Tranche B-2 Term Loan, 1M US L + 2.50%, 04/15/2025(c)	1,080,000	1,077,975
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	2,400,000	2,409,000
LBM Borrower LLC, First Lien Tranche C Term Loan, 2M US L + 3.75%, 08/19/2022	4,152,436	4,162,838

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Construction and Building (continued)
Reece Ltd, First Lien Term B Loan, 3M US L + 2.00%, 07/02/2025(b)(c)	$470,229	$469,053
Specialty Building Products Holdings LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 10/28/2023(c)	2,739,780	2,760,329
SRS Distribution Inc, First Lien Initial Term Loan, 2M US L + 3.25%, 05/23/2025	2,520,000	2,486,408
		25,453,918

Consumer Goods Durable - 4.34%
AI Aqua Merger Sub Inc, First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 12/13/2023	955,200	951,919
AI Aqua Merger Sub Inc, First Lien 2018 Tranche B-1 Term Loan, 1M US L + 3.25%, 12/13/2023	1,313,220	1,308,708
Apex Tool Group LLC, First Lien Term Loan, 1M US L + 3.75%, 02/01/2022	2,221,147	2,226,000
Hayward Acquisition Corp, First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	90,694	90,992
Hillman Group Inc (The), First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 05/30/2025(c)	522,302	521,652
Hillman Group Inc (The), First Lien Initial Term Loan, 3M US L + 3.50%, 05/30/2025	1,677,698	1,675,609
Power Products LLC, First Lien Tranche B-1 Term Loan, 3M US L + 4.00%, 12/20/2022	1,118,276	1,125,271
Recess Holdings Inc, First Lien Initial Term Loan, 3M US L + 3.75%, 09/30/2024(b)	1,748,690	1,750,876
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/8/2024	1,645,600	1,139,578
SIWF Holdings Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 06/15/2025	880,000	885,500
		11,676,105

Consumer Goods Non Durable - 0.41%
Alphabet Holding Company Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	1,095,481	1,023,180
Revlon Consumer Products Corporation, First Lien Initial Term B Loan, 1M US L + 3.50%, 09/07/2023	86,051	67,012
		1,090,192

Containers, Packaging and Glass - 4.14%
Caraustar Industries, Inc., First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	2,615,492	2,634,415
Flex Acquisition Company Inc, First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025(c)	1,309,524	1,308,974
IBC Capital Limited, First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023(c)	1,100,000	1,102,294
IBC Capital Limited, Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)(c)	1,170,110	1,175,960
Loparex International BV, First Lien Term B Loan, 3M US L + 4.25%, 03/28/2025(b)	700,000	704,375
Pregis Holding I Corporation, First Lien Term Loan, 3M US L + 3.50%, 5/20/2021	816,253	814,216
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 11/20/2023	589,236	587,395
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 1M US L + 8.50%, 11/18/2024	488,038	495,512
Ranpak Corp, Second Lien Initial Term Loan, 1M US L + 7.25%, 10/03/2022(b)	25,605	25,797
Strategic Materials Holding Corp, First Lien Initial Term Loan, 3M US L + 3.75%, 11/01/2024(b)	551,077	538,678
Strategic Materials Holding Corp, Second Lien Initial Term Loan, 3M US L + 7.75%, 12/27/2025(b)	1,400,000	1,368,500
Trident TPI Holdings Inc, First Lien Tranche B-1 Term Loan, 2M US L + 3.25%, 10/17/2024(c)	385,000	383,558
		11,139,674

Energy, Oil and Gas - 4.21%
Ascent Resources Marcellus LLC, First Lien Exit Term Loan, 1M US L + 6.50%, 03/30/2023	246,914	247,840
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/25/2025	1,320,000	1,320,000
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025(b)	521,789	519,832
Oryx Southern Delaware Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025(b)	2,710,853	2,683,744
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	2,802,408	2,484,797

Semi-Annual Report | June 30, 2018	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Energy, Oil and Gas (continued)
Sheridan Production Partners I LLC, First Lien Deferred Principal Loan:
3M US L + 0.00%, 10/01/2019(b)	$8,866	$7,291
3M US L + 0.00%, 10/01/2019(b)	109,547	90,080
Sheridan Production Partners I LLC, First Lien Term Loan, 3M US L + 0.00%, 10/01/2019(b)	14,516	11,936
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	372,327	330,129
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	226,818	201,112
Traverse Midstream Partners LLC, First Lien Advance Loan, 3M US L + 4.00%, 09/27/2024	1,372,549	1,374,141
Utex Industries Inc, First Lien Initial Term Loan, 1M US L + 4.00%, 05/21/2021	2,068,765	2,054,119
		11,325,021

Environmental Industries - 0.29%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025(c)	780,711	783,151

Healthcare and Pharmaceuticals - 25.03%
ADMI Corp, First Lien Initial Term Loan, 1M US L + 3.25%, 04/30/2025	1,117,241	1,115,850
Albany Molecular Research Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 08/30/2024	426,882	426,455
Albany Molecular Research Inc, Second Lien Initial Loan, 1M US L + 7.00%, 08/30/2025	392,857	393,348
Alvogen Pharma US Inc, First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	3,589,806	3,603,285
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,629,918	1,640,781
ATI Holdings Acquisition, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 5/10/2023	591,966	593,076
Avantor Inc, First Lien Initial Dollar Term Loan, 1M US L + 4.00%, 11/21/2024	2,454,770	2,470,112
BioClinica-Clinverse Holdings Corp, First Lien Initial Term Loan, 3M US L + 4.25%, 10/20/2023	2,978,833	2,841,062
BioClinica-Clinverse Holdings Corp, Second Lien Initial Term Loan, 3M US L + 8.25%, 10/04/2024	1,052,629	1,006,576
Capri Acquisitions BidCo Limited, First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	2,059,584	2,045,435
Certara Holdco Inc, First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024	222,628	223,741
Concordia Healthcare Corp, First Lien Dollar Term Loan, 1M US L + 4.25%, 10/21/2021	2,668,742	2,390,432
Covenant Surgical Partners Inc, First Lien Delayed Draw Term Loan, 3M US L + 4.75%, 10/04/2024(b)(d)	103,362	103,879
Covenant Surgical Partners Inc, First Lien Initial Term Loan, 3M US L + 4.50%, 10/04/2024(b)	574,038	576,909
CT Technologies Intermediate Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 12/01/2021	2,193,747	2,082,228
CVS Holdings I LP, First Lien Initial Term Loan, 1M US L + 3.00%, 02/06/2025(b)	309,569	307,247
Dentalcorp Perfect Smile ULC, First Lien Initial Term Loan, 1M US L + 3.75%, 06/06/2025	929,577	933,068
Endo Luxembourg Finance Company I Sarl, First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	2,283,520	2,283,520
Equian LLC, First Lien 2018 Incremental Term B Loan, 1M US L + 3.25%, 05/20/2024	1,500,870	1,498,363
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	1,365,517	1,366,378
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	2,353,823	2,343,525
Lanai Holdings III Inc, First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	1,231,166	1,178,842
Lifescan Global Corporation, First Lien Term Loan, 3M US L + 6.00%, 06/19/2024(c)	3,300,000	3,209,250
MedPlast Holdings Inc, First Lien Loan, 3M US L + 3.75%, 07/02/2025(c)	916,667	918,101
Navicure Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024(b)	1,745,077	1,745,077
Netsmart Technologies Inc, First Lien Term D-1 Loan, 1M US L + 3.75%, 04/19/2023(c)	3,477,983	3,504,068
NMSC Holdings Inc, First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023(b)	237,362	236,472
nThrive Inc, First Lien Term B-2 Loan, 1M US L + 4.50%, 10/20/2022	3,560,761	3,544,079
Onex Carestream Finance LP, Second Lien Term Loan, 1M US L + 8.50%, 12/07/2019	2,367,258	2,370,217
Onex Carestream Finance LP, Term Loan (First Lien 2013) Loan, 1M US L + 4.00%, 06/07/2019	222,537	222,901
Onex Schumacher Finance LP, First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	1,585,252	1,579,315

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
ORTHO-CLINICAL DIAGNOSTICS INC, First Lien Refinancing Term Loan, 3M US L + 3.25%, 06/30/2025	$546,595	$545,059
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	1,707,302	1,711,579
PharMerica Corporation, First Lien Initial Term Loan, 1M US L + 3.50%, 12/06/2024	1,436,400	1,437,075
PharMerica Corporation, Second Lien Initial Term Loan, 1M US L + 7.75%, 12/07/2025	289,405	290,189
Press Ganey Holdings Inc, Second Lien Initial Loan, 1M US L + 6.50%, 10/21/2024	408,582	415,477
Project Ruby Ultimate Parent Corp, First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	809,777	811,802
Prospect Medical Holdings Inc, First Lien Term B-1 Loan, 1M US L + 5.50%, 02/22/2024	2,592,490	2,592,490
Stratose Intermediate Holdings II LLC, First Lien Term Loan, 1M US L + 3.25%, 06/22/2023	695,676	700,316
U.S. Renal Care Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	3,904,887	3,854,436
Vyaire Medical Inc, First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	3,300,000	3,242,250
YI LLC (Young Innovations), First Lien Delayed Draw Term Loan, 3M US L + 1.00%, 11/07/2024(d)	137,637	138,153
YI LLC (Young Innovations), First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024	1,137,320	1,141,585
Zest Acquisition Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 03/07/2025	196,827	197,073
Zest Acquisition Corp, Second Lien Initial Term Loan, 3M US L + 7.50%, 03/06/2026(b)	1,500,000	1,496,250
		67,327,326

High Tech Industries - 24.18%
BMC Software Finance Inc, First Lien Term Loan USD Loan, 3M US L + 4.25%, 09/01/2025(b)(c)	3,300,000	3,283,500
CommerceHub Inc, First Lien Term Loan, 1M US L + 3.75%, 05/21/2025(b)	1,275,000	1,281,375
Compuware Corporation, First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 12/15/2021	3,049,938	3,060,613
CPI International Inc, Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	313,725	315,686
DigiCert Holdings Inc, First Lien Term Loan, 1M US L + 4.75%, 09/20/2024	2,560,191	2,561,791
ECI Macola / Max Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	511,069	513,625
Epicor Software Corporation, First Lien Term B Loan, 1M US L + 3.25%, 06/01/2022(c)	2,163,577	2,160,061
Excelitas Technologies Corp (fka IDS Acquisition), First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024(c)	544,777	546,482
Flexera Software LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/26/2025	608,644	608,361
Flexera Software LLC, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/26/2026	580,645	582,097
Gigamon Inc, First Lien Initial Term Loan, 3M US L + 4.50%, 12/27/2024(b)	1,903,332	1,919,987
Help Systems Holdings Inc, First Lien Term Loan, 1M US L + 3.75%, 03/28/2025	1,181,102	1,182,579
Hyland Software Inc, Senior Secured Second Lien Initial Loan, 1M US L + 7.00%, 07/07/2025	411,576	418,779
Idera Inc, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	1,674,000	1,697,017
Ivanti Software Inc, First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	2,092,852	2,078,474
Ivanti Software Inc, Second Lien Loan, 1M US L + 9.00%, 01/20/2025	2,000,000	1,904,170
McAfee, LLC, First Lien Closing Date USD Term Loan, 1M US L + 4.50%, 09/30/2024	5,338,108	5,373,393
MH Sub I, LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	1,488,722	1,490,278
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC), First Lien Term Loan, 3M US L + 4.00%, 10/30/2020	2,715,880	2,698,906
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025(b)	1,569,231	1,571,192
Ping Identity Corporation, First Lien Term Loan, 1M US L + 3.75%, 1/23/2025	560,000	561,050
Pomeroy Group LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 11/12/2021	1,469,849	1,465,256
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	3,375,369	3,362,711
Project Leopard Holdings Inc, First Lien 2018 Repricing Term Loan, 1M US L + 4.00%, 7/7/2023(b)	325,853	326,260
Project Silverback Holdings Corp, First Lien Term B Loan, 1M US L + 3.50%, 08/21/2024	754,859	747,311
Quest Software US Holdings Inc., First Lien Term Loan, 3M US L + 4.25%, 05/16/2025	3,100,000	3,092,901
Quest Software US Holdings Inc., Second Lien Term Loan, 3M US L + 8.25%, 05/17/2026	3,100,000	3,105,828
Ramundsen Public Sector, LLC, First Lien Term Loan, 1M US L + 4.25%, 02/01/2024	325,549	328,398
Riverbed Technology Inc, First Lien First Amendment Term Loan, 1M US L + 3.25%, 04/24/2022	992,140	981,866
Rocket Software Inc, First Lien Term Loan, 3M US L + 3.75%, 10/14/2023	2,224,277	2,241,426
SciQuest Inc, First Lien Term Loan, 1M US L + 4.00%, 12/20/2024(b)	2,071,731	2,071,731
SCS Holdings I Inc, First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	1,417,622	1,423,824

Semi-Annual Report | June 30, 2018	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
High Tech Industries (continued)
SMS Systems Maintenance Services Inc, First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	$3,886,266	$3,134,934
SonicWall US Holdings Inc, First Lien Term Loan, 3M US L + 3.50%, 05/16/2025	1,490,323	1,494,674
SonicWall US Holdings Inc, Second Lien Term Loan, 3M US L + 7.50%, 05/17/2026	1,760,000	1,751,200
Sungard Availability Services Capital, Inc., First Lien Extended Term B Loan, 1M US L + 7.00%, 09/30/2021	1,218,125	1,126,766
TIBCO Software Inc, First Lien Term B-1 Loan, 1M US L + 3.50%, 12/04/2020	909,395	910,959
Veritas US Inc, First Lien New Dollar Term B Loan, 3M US L + 4.50%, 01/27/2023	1,815,269	1,667,778
		65,043,239

Hotels, Gaming and Leisure - 1.67%
AP Gaming I LLC, First Lien 2018 Refinancing Term B Loan, 1M US L + 4.25%, 02/15/2024	2,710,606	2,735,462
Casablanca US Holdings Inc, First Lien Amendment No 2 Initial Term Loan, 2M US L + 4.00%, 03/29/2024(b)	1,755,600	1,755,600
		4,491,062

Media Advertising, Printing and Publishing - 1.38%
Southern Graphics Inc, First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/31/2022	2,217,585	2,215,855
Southern Graphics Inc, Second Lien Initial Loan, 1M US L + 7.50%, 12/31/2023	1,500,000	1,508,437
		3,724,292

Metals and Mining - 2.81%
Aleris International Inc, First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023(c)	1,770,115	1,757,388
American Rock Salt Company LLC, First Lien 2018 Term Loan, 1M US L + 3.75%, 03/21/2025	1,014,848	1,016,116
Canam Steel Corporation, First Lien Closing Date Term Loan, 1M US L + 5.50%, 07/01/2024(b)	1,877,099	1,900,562
GrafTech Finance Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 02/12/2025(c)	1,600,000	1,594,008
Murray Energy Corporation, First Lien Term B-2 Loan Non-PIK Loan, 3M US L + 7.25%, 04/16/2020	977,637	924,429
Phoenix Services International LLC, First Lien Term B Loan, 1M US L + 3.75%, 03/01/2025	363,375	364,965
		7,557,468

Retail - 4.68%
Academy LTD., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022	417,586	348,626
Apro LLC, First Lien Initial Term Loan, 2M US L + 4.00%, 08/08/2024(b)	792,542	798,486
Ascena Retail Group Inc, First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	1,094,008	979,684
EG America LLC, First Lien Additional Facility Loan, 3M US L + 4.00%, 02/07/2025	4,547,426	4,515,026
EG Dutch Finco BV, First Lien Facility B Loan, 3M US L + 4.00%, 02/07/2025	208,333	206,849
Fairway Group Acquisition Company, First Lien First Out Term Loan -Non-PIK Loan, PIK 12.00%, 01/03/2020(b)	287,880	287,880
Fairway Group Acquisition Company, First Lien Last Out Term Loan Non-PIK Loan, PIK 10.00%, 01/03/2020(b)	186,765	98,238
Fairway Group Holdings Corp, First Lien Subordinated Term Loan -Non PIK Loan, PIK 11.00%, 10/04/2021(b)	164,664	–
Fullbeauty Brands Holdings Corp, First Lien Term Loan, 1M US L + 4.75%, 10/14/2022	833,383	345,854
Neiman Marcus Group Ltd LLC, First Lien Other Term Loan, 1M US L + 3.25%, 10/25/2020	1,245,606	1,107,033
Petco Animal Supplies Inc, First Lien Second Amendment Term Loan, 3M US L + 3.25%, 1/26/2023	654,016	473,890
Spencer Gifts LLC, Senior Secured First Lien Term B-1 Loan,, 1M US L + 4.25%, 07/16/2021	3,632,992	3,398,664
Sports Authority (The), First Lien Term B Loan, 3M US L + 0.00%, 11/16/2017(e)	4,441,348	30,534
		12,590,764

Services - Business - 20.92%
Access CIG LLC, First Lien Term B Loan, 1M US L + 3.75%, 02/27/2025	676,775	678,805
Access CIG LLC, First Lien Term Loan, 3M US L + 3.75%, 02/27/2025(c)	136,000	136,408
Access CIG LLC, Second Lien Term Loan, 3M US L + 7.75%, 02/27/2026(c)	119,565	119,964

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Services - Business (continued)
Advantage Sales & Marketing Inc, First Lien Incremental Term B-2 Loan, 1M US L + 3.25%, 07/25/2021	$965,250	$914,975
Advantage Sales & Marketing Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 07/23/2021	1,464,986	1,388,998
Advantage Sales & Marketing Inc, Second Lien Term Loan, 1M US L + 6.50%, 07/25/2022	3,248,461	2,975,054
AqGen Ascensus Inc, First Lien Fourth Amendment Incremetnal Term Loan, 1M US L + 3.50%, 12/05/2022	182,875	183,104
AqGen Ascensus Inc, First Lien Third Amendment Replacement Term Loan, 1M US L + 3.50%, 12/05/2022	1,206,692	1,208,201
BMC Acquisition Inc, First Lien Initial Term Loan, 6M US L + 5.25%, 12/18/2024(b)	870,625	877,155
DG Investment Intermediate Holdings 2 Inc, First Lien Delayed Draw Term Loan, 3M US L + 3.00%, 02/03/2025(d)	7,101	7,070
DG Investment Intermediate Holdings 2 Inc, First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	233,344	232,323
DG Investment Intermediate Holdings 2 Inc, Second Lien Initial Term Loan, 3M US L + 6.75%, 02/01/2026	465,517	469,591
Explorer Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	2,977,215	2,977,215
FHC Health Systems Inc, First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021(c)	2,083,293	1,953,087
Genuine Financial Holdings LLC, First Lien Term Loan, 3M US L + 3.75%, 06/27/2025(b)(c)	1,154,098	1,152,656
GI Revelation Aqcuisition LLC, First Lien Term Loan, 1M US L + 5.00%, 04/16/2025	1,396,552	1,409,058
GI Revelation Aqcuisition LLC, Second Lien Term Loan, 1M US L + 9.00%, 04/10/2026(b)	2,200,000	2,101,000
GlobalLogic Holdings Inc, First Lien Refinancing Term B-1 Loan, 3M US L + 3.75%, 06/20/2022(b)	718,238	720,033
IG Investments Holdings LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 05/23/2025	245,270	245,168
Information Resources Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 01/18/2024	2,450,372	2,454,207
Information Resources Inc, Second Lien Initial Term Loan, 3M US L + 8.25%, 01/20/2025	2,000,000	2,008,130
Inmar Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 05/01/2024	1,596,774	1,602,267
Inmar Inc, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2025	1,183,432	1,189,349
LD Intermediate Holdings Inc, First Lien Initial Term Loan, 2M US L + 5.875%, 12/09/2022(b)	2,043,002	1,910,207
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/19/2025(b)	1,432,558	1,432,558
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,540,000	1,520,750
Output Services Group Inc, First Lien Term B Loan, 1M US L + 4.25%, 03/21/2024	371,364	375,078
Packers Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 12/04/2024	331,667	330,423
Polyconcept North America Holdings Inc, Senior Secured First Lien Closing Date Term Loan,, 1M US L + 3.75%, 8/16/2023(b)	2,067,844	2,078,183
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/01/2026(b)	440,000	442,750
PT Intermediate Holdings III LLC, First Lien Term B Loan, 3M US L + 4.00%, 12/9/2024	1,469,218	1,470,136
Red Ventures, LLC (New Imagitas, Inc.), First Lien Term Loan, 1M US L + 4.00%, 11/08/2024	885,483	891,203
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 03/01/2021	2,548,918	2,538,556
Sedgwick Claims Management Services, Inc., Second Lien Initial Loan, 1M US L + 5.75%, 02/28/2022	2,309,374	2,325,263
SurveyMonkey Inc, First Lien Term Loan, 1M US L + 4.50%, 04/13/2024(b)	3,498,141	3,498,141
ThoughtWorks Inc, First Lien Incremental Term Loan, 1M US L + 4.00%, 10/11/2024(b)	299,507	301,005
ThoughtWorks Inc, First Lien Refinancing Term Loan, 1M US L + 4.00%, 10/11/2024	1,000,000	1,006,880
Travel Leaders Group, LLC, First Lien New Incremental Term Loan, 6M US L + 4.50%, 01/25/2024	334,125	336,631
TravelCLICK Inc, First Lien Term-3 Loan, 1M US L + 3.50%, 05/06/2021	2,905,560	2,937,347
TravelCLICK Inc, Second Lien Initial Loan, 1M US L + 7.75%, 11/06/2021	933,333	933,917
TRC Companies Inc, First Lien Refinancing Term Loan, 1M US L + 3.50%, 06/21/2024	1,736,875	1,744,474
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	3,192,000	3,207,960
		56,285,280

Semi-Annual Report | June 30, 2018	15

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Services - Consumer - 4.98%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 6/30/2021	$937,847	$934,330
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025(b)(c)	1,613,333	1,613,333
KUEHG Corp, First Lien Term B-2 Loan, 3M US L + 3.75%, 08/12/2022	1,653,571	1,652,885
KUEHG Corp, Second Lien Initial Term Loan, 3M US L + 8.25%, 08/15/2025	2,250,000	2,289,375
Pearl Intermediate Parent LLC, First Lien Delayed Draw Term Loan, 3M US L + 2.75%, 02/14/2025(d)	32,730	32,157
Pearl Intermediate Parent LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	401,997	394,962
Quidditch Acquisition Inc, First Lien Term B Loan, 1M US L + 7.00%, 03/14/2025(b)	1,274,583	1,287,329
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021	1,363,482	1,362,630
St Georges University, First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 06/20/2025(b)(c)	668,458	670,129
St Georges University, First Lien Term B Loan, 3M US L + 3.50%, 06/20/2025(b)(c)	2,148,615	2,153,987
Tacala Investment Corp, Second Lien Term Loan, 1M US L + 7.00%, 01/30/2026	993,103	998,069
		13,389,186

Telecommunications - 4.15%
Alorica Inc, First Lien New Term B Loan, 1M US L + 3.75%, 06/30/2022	842,907	845,014
Cologix Holdings Inc, Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	1,797,743	1,817,519
Colorado Buyer Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 05/01/2025	300,751	300,751
Ensono LP, First Lien Term Loan, 3M US L + 5.25%, 06/27/2025(c)	1,159,802	1,161,252
Masergy Holdings Inc, First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	725,056	726,263
Masergy Holdings Inc, Second Lien Initial Loan, 3M US L + 7.50%, 12/16/2024	588,972	592,653
Mitel US Holdings Inc, First Lien Incremental Term Loan, 1M US L + 3.75%, 9/25/2023	1,093,709	1,095,081
Peak 10 Holding Corporation, First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	1,082,727	1,073,427
Peak 10 Holding Corporation, Second Lien Initial Term Loan, 3M US L + 7.25%, 08/01/2025	1,157,143	1,153,093
Securus Technologies Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.50%, 11/01/2024(c)	850,000	855,313
Vertiv Group Corporation, First Lien Term B Loan, 1M US L + 4.00%, 11/30/2023	1,544,787	1,537,063
		11,157,429

Transportation - Cargo - 0.25%
REP WWEX Acquisition Parent LLC, First Lien Term Loan, 1M US L + 4.00%, 02/05/2024	681,639	682,634

Transportation - Consumer - 0.90%
Air Medical Group Holdings Inc, First Lien 2017-2 New Term Loan, 1M US L + 4.25%, 03/14/2025	1,990,000	1,966,369
Lineage Logistics LLC, First Lien Term Loan, 1M US L + 3.00%, 02/16/2025	450,270	448,206
		2,414,575

Utilities Electric - 3.55%
Eastern Power LLC, First Lien Term B Loan, 1M US L + 3.75%, 10/02/2023	1,003,046	1,003,673
Granite Acquisition Inc, Senior Secured First Lien Term C Loan,, 3M US L + 3.50%, 12/17/2021	62,857	63,234
Green Energy Partners / Stonewall LLC, First Lien Term B-1 Conversion Advances Loan, 3M US L + 5.50%, 11/13/2021(b)	496,250	495,009
Panda Liberty LLC, First Lien Construction B-1 Facility Loan, 3M US L + 6.50%, 08/21/2020	2,394,142	2,258,466
Panda Patriot LLC (fka Moxie Patriot LLC), First Lien Construction B-1 Advances Loan, 3M US L + 5.75%, 12/18/2020	1,390,437	1,379,139
Pike Corporation, First Lien 2018 Initial Term Loan, 1M US L + 3.50%, 03/23/2025	1,052,761	1,057,477
Sandy Creek Energy Associates LP, First Lien Term Loan, 3M US L + 4.00%, 11/09/2020	1,909,355	1,730,697
Southeast PowerGen LLC, Senior Secured First Lien Advance Term B Loan,, 1M US L + 3.50%, 12/02/2021	1,668,555	1,555,928
		9,543,623

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Wholesale - 0.44%
Staples Inc, First Lien Closing Date Term Loan, 3M US L + 4.00%, 09/12/2024	$1,186,346	$1,172,448

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $398,729,906)		392,545,727

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) -1.50%
Banking, Finance, Insurance and Real Estate - 1.50%
Barings CLO Ltd. 2015-1 Series 2015-IA, 3M US L + 5.50%, 01/20/2031(b)(f)	875,000	863,052
CIFC Funding 18-IA, Ltd. Series 2018-1A, 3M US L + 5.00%, 04/18/2031(b)(f)	725,000	693,149
HPS Loan Management 6-2015, LTD Series 2018-2015, 3M US L + 5.10%, 02/05/2031(b)(f)	834,000	839,190
Neuberger Berman Loan Advisors CLO 27 Ltd Series 2018-27A, 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	648,067
Sound Point CLO XX, LTD Series 2018-2A, 3M US L + 6.00%, 07/26/2031(b)(f)	1,000,000	999,953
		4,043,411

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $4,091,006)		4,043,411

CORPORATE BONDS - 8.18%
Aerospace and Defense - 0.58%
Engility Corp, Senior Unsecured Bond, 8.875%, 09/01/2024	1,500,000	1,573,125

Banking, Finance, Insurance and Real Estate - 0.20%
NFP Corp, Senior Secured Bond, 6.875%, 07/15/2025(f)	553,000	544,705

Beverage, Food and Tobacco - 0.34%
PF Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(f)	1,000,000	905,000

Capital Equipment - 0.35%
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(f)	1,000,000	932,500

Construction and Building - 2.20%
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(f)	1,950,000	2,040,187
Great Lakes Dredge & Dock Corp, Senior Unsecured Bond, Series WI, 8.000%, 05/15/2022	2,080,000	2,132,000
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(f)	1,750,000	1,739,063
		5,911,250

Containers, Packaging and Glass - 0.11%
ARD Securities Finance, Senior Secured Bond, 8.750%, 01/31/2023(f)(g)	300,000	306,750

Energy, Oil and Gas - 0.39%
Comstock Resources Inc, Senior Unsecured Bond, 10.00% Cash or 12.25% PIK%, 03/15/2020(g)	1,000,000	1,050,000

Healthcare and Pharmaceuticals - 1.40%
Avantor Inc, Senior Unsecured Bond, 9.000%, 10/01/2025(f)	1,733,000	1,750,676
Team Health Holdings Inc, Senior Secured Bond, 6.375%, 02/01/2025(f)	1,000,000	865,000
Tenet Healthcare, Senior Unsecured Bond, 7.000%, 08/01/2025(f)	1,143,000	1,138,714
		3,754,390

High Tech Industries - 1.06%
BMC Software Finance Inc, Senior Unsecured Bond, 8.125%, 07/15/2021(f)	1,000,000	1,023,750
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(f)(g)	502,000	502,000

Semi-Annual Report | June 30, 2018	17

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
High Tech Industries (continued)
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(f)	$1,385,000	$1,318,174
		2,843,924

Media Advertising, Printing and Publishing - 0.98%
Cimpress NV, Senior Unsecured Bond, 7.000%, 06/15/2026(f)	2,200,000	2,257,750
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(f)	420,000	390,075
		2,647,825

Services - Business - 0.57%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(f)	1,500,000	1,533,075

TOTAL CORPORATE BONDS
(Cost $21,529,839)		22,002,544

	Shares
COMMON STOCK - 0.83%
Energy, Oil and Gas - 0.24%
Ascent Resources Marcellus LLC, Class A(h)	177,384	$572,063
TE Holdings LLC (Templar), Class A(b)(h)	72,786	80,065
		652,128

Retail - 0.00%
Fairway Group Holdings Corp(h)	3,243	–

Utilities Electric - 0.59%
Texgen Power LLC(b)(h)	44,349	1,574,390

TOTAL COMMON STOCK
(Cost $4,957,831)		2,226,518

PREFERRED STOCK - 0.12%
Energy, Oil and Gas - 0.12%
TE Holdings LLC (Templar)(b)(h)	48,248	313,614

TOTAL PREFERRED STOCK
(Cost $482,483)		313,614

WARRANTS - 0.01%
Energy, Oil and Gas - 0.01%
Ascent Resources Marcellus LLC, expires 3/30/2023 at $6.15	45,926	1,378
Comstock Resources Inc, expires 6/20/2020 at $0.01	3,438	36,099

TOTAL WARRANTS
(Cost $5,012)		37,477

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

Total Investments - 156.57%
(Cost $429,796,077)	$421,169,291

Liabilities in Excess of Other Assets - (8.06)%	(21,671,192)

Leverage Facility - (48.51)%	(130,500,000)

Net Assets - 100.00%	$268,998,099

Amounts above are shown as a percentage of net assets as of June 30, 2018.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment In Kind

Libor Rates:

1M US L - 1 Month LIBOR as of June 30, 2018 was 2.09%

2M US L - 2 Month LIBOR as of June 30, 2018 was 2.17%

3M US L - 3 Month LIBOR as of June 30, 2018 was 2.34%

6M US L - 6 Month LIBOR as of June 30, 2018 was 2.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	All or a portion of this position has not settled as of June 30, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	A portion of this position was not funded as of June 30, 2018. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2018, the Fund had a liability for unfunded delayed draws in the amount of $1,669,535. Fair value of these unfunded delayed draws was $1,670,721.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $21,290,830, which represented approximately 7.91% of net assets as of June 30, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Option to convert to pay-in-kind security.
(h)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 140.54%
Aerospace and Defense - 2.64%
Propulsion Acquisition, LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 7/13/2021(b)(c)	$2,090,816	$2,069,908
StandardAero Aviation Holdings Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	978,370	981,125
Vectra Co, First Lien Initial Term Loan, 1M US L + 3.25%, 03/08/2025	895,522	891,788
Vectra Co, Second Lien Initial Loan, 1M US L + 7.25%, 03/08/2026	666,667	669,583
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	1,125,000	1,131,891
		5,744,295

Automotive - 2.72%
American Tire Distributors Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 09/01/2021	1,964,196	1,287,776
CH Hold Corp, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/03/2025(b)	789,474	802,303
FPC Holdings Inc, First Lien Term B-1 Loan, 1M US L + 4.50%, 11/21/2022	897,750	905,044
FPC Holdings Inc, Second Lien Term B-1 Loan, 1M US L + 9.00%, 11/20/2023	407,547	405,509
Mitchell International, Inc., First Lien Delayed Draw Term Loan, 3M US L + 0.00%, 11/29/2024	55,373	55,142
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	686,627	683,764
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	690,909	692,854
Superior Industries International Inc, First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)(c)	1,078,482	1,082,527
		5,914,919

Banking, Finance, Insurance and Real Estate - 10.81%
Acrisure LLC, First Lien 2018-1 Additional Term Loan, 3M US L + 3.75%, 11/22/2023(c)	505,618	502,458
Acrisure LLC, First Lien Term B-2 Loan, 3M US L + 4.25%, 11/22/2023	543,374	543,037
Almonde Inc, First Lien Dollar Term Loan, 3M US L + 3.50%, 06/13/2024	486,887	479,009
AmWINS Group Inc, Second Lien Term Loan, 1M US L + 6.75%, 01/25/2025	32,916	33,188
Apco Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	1,800,000	1,795,500
Applied Systems Inc, First Lien Initial Term Loan, 3M US L + 3.00%, 09/19/2024	74,438	74,629
ASP MCS Acquisition Corp, First Lien Initial Term Loan, 3M US L + 4.75%, 05/20/2024(b)	1,650,573	1,596,930
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.00%, 08/04/2025(c)	3,381,340	3,436,286
Broadstreet Partners Inc, First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023	1,632,455	1,624,807
Confie Seguros Holding II Co, First Lien Term B Loan, 3M US L + 5.25%, 04/19/2022	1,488,665	1,478,430
CP VI Bella Topco LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/14/2025	396,445	395,827
CP VI Bella Topco LLC, Second Lien Initial Loan, 1M US L + 6.75%, 02/16/2026	364,286	361,856
Cypress Merger Sub Inc, Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	813,953	815,651
Edelman Financial Center LLC (The), First Lien Term B Loan, 3M US L + 3.25%, 06/26/2025(c)	566,038	566,041
Edelman Financial Center LLC (The), Term Loan Second Lien, 3M US L + 6.75%, 06/26/2026(c)	553,846	559,299
EZE Software Group LLC, Second Lien New Loan, 1M US L + 6.50%, 04/05/2021	470,905	472,476
Gem Acquisitions Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 03/02/2025	586,957	583,044
Genworth Holdings Inc, First Lien Initial Loan, 1M US L + 4.50%, 02/28/2023(b)	313,043	319,304
Hyperion Insurance Group Limited, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 12/20/2024	10	10
Intralinks, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 11/11/2024	718,195	718,422
Ion Trading Finance Limited, First Lien Term Loan, 3M US L + 4.00%, 11/21/2024(c)	2,268,000	2,253,825
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 05/25/2025	1,755,000	1,757,194
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/25/2026(b)	450,000	456,750
One Call Corporation, First Lien Extended Term Loan, 1M US L + 5.25%, 11/28/2022	1,099,813	1,055,820
Resolute Investment Managers Inc, Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	1,000,000	1,015,000

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Banking, Finance, Insurance and Real Estate (continued)
York Risk Services Holding Corp (Onex York Finance LP), First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	$669,080	$651,038
		23,545,831

Beverage, Food and Tobacco - 3.86%
Agro Merchants North America Holdings Inc, First Lien Effective Date Loan, 3M US L + 3.75%, 12/06/2024	804,153	807,168
CEC Entertainment Inc, First Lien Term B Loan, 1M US L + 3.25%, 02/15/2021	1,999,038	1,867,021
CSM Bakery Solutions LLC, First Lien Term Loan, 3M US L + 4.00%, 7/3/2020	2,304,428	2,242,509
Fogo de Chao Inc, First Lien Term Loan, 1M US L + 4.50%, 03/27/2025	615,183	616,721
TKC Holdings Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 02/01/2023	1,412,407	1,411,524
TKC Holdings Inc, Second Lien Initial Term Loan, 1M US L + 8.00%, 02/01/2024	831,548	834,317
Winebow Holdings Inc, Second Lien Loan, 1M US L + 7.50%, 01/02/2022	693,642	631,214
		8,410,474

Capital Equipment - 4.11%
Blount International Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 04/12/2023	1,213,305	1,222,411
Direct ChassisLink Acquisition Inc, Second Lien Initial Term Loan, 1M US L + 6.00%, 06/15/2023(b)	2,100,000	2,123,625
Engineered Machinery Holdings Inc, First Lien Initial Term Loan, 3M US L + 3.25%, 07/19/2024	1,132,310	1,128,777
Helix Acquisition Holdings Inc, First Lien 2018 New Term Loan, 3M US L + 3.50%, 09/30/2024	917,767	917,767
LTI Holdings Inc, First Lien Second Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024(b)	409,842	410,355
LTI Holdings Inc, Second Lien Initial Term Loan, 1M US L + 8.75%, 05/16/2025(b)	700,000	710,500
Robertshaw US Holding Corp, First Lien Initial Term Loan, 1M US L + 3.50%, 02/14/2025	1,116,713	1,116,713
Titan Acquisition Limited, First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	1,337,074	1,319,031
		8,949,179

Chemicals, Plastics and Rubber - 4.07%
Composite Resins Holding BV, First Lien Term B Loan, 3M US L + 4.25%, 06/27/2025(c)	2,160,000	2,154,600
DuBois Chemicals Inc, First Lien Repriced Initial Term Loan, 1M US L + 3.25%, 3/15/2024	537,829	539,846
Emerald Performance Materials LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 08/02/2021	696,122	697,863
Emerald Performance Materials LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 08/01/2022	1,500,000	1,505,625
Pinnacle Operating Corporation, First Lien 2017 Extended Term Loan Non-pik Loan, PIK 1.75%, 11/15/2021	2,246,280	2,077,809
Spectrum Holdings III Corp, First Lien Closing Date Term Loan, 1M US L + 3.25%, 01/31/2025	277,417	276,955
Spectrum Holdings III Corp, Second Lien Closing Date Loan, 1M US L + 7.00%, 01/26/2026(b)	566,667	570,917
Vantage Specialty Chemicals Inc, First Lien Closing Date Term Loan, 3M US L + 4.00%, 10/28/2024	454,857	458,457
Vantage Specialty Chemicals Inc, Second Lien Initial Loan, 2M US L + 8.25%, 10/27/2025	588,834	593,497
		8,875,569

Construction and Building - 8.76%
American Bath Group LLC, First Lien Replacement Term Loan, 3M US L + 4.25%, 09/30/2023	2,708,650	2,727,272
American Bath Group LLC, Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	150,000	152,250
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024(c)	240,000	240,300
Dayton Superior Corporation, First Lien Senior Secured Term Loan, 3M US L + 8.00%, 11/03/2021(b)	1,009,456	810,088
Fastener Acquisition Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 03/28/2025	935,156	936,910
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	2,903,620	2,719,414
Henry Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.00%, 10/05/2023	858,685	862,979

Semi-Annual Report | June 30, 2018	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Construction and Building (continued)
Installed Building Products Inc, First Lien Tranche B-2 Term Loan, 1M US L + 2.50%, 04/15/2025(c)	$883,636	$881,980
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	1,963,636	1,971,000
LBM Borrower LLC, First Lien Tranche C Term Loan, 2M US L + 3.75%, 08/19/2022	3,629,356	3,638,448
Reece Ltd, First Lien Term B Loan, 3M US L + 2.00%, 07/02/2025(b)(c)	384,733	383,771
Specialty Building Products Holdings LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 10/28/2023(c)	1,719,083	1,731,976
SRS Distribution Inc, First Lien Initial Term Loan, 2M US L + 3.25%, 05/23/2025	2,061,818	2,034,334
		19,090,722

Consumer Goods Durable - 3.46%
AI Aqua Merger Sub Inc, First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 12/13/2023	636,800	634,613
AI Aqua Merger Sub Inc, First Lien 2018 Tranche B-1 Term Loan, 1M US L + 3.25%, 12/13/2023	1,066,427	1,062,764
Hayward Acquisition Corp, First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	60,463	60,661
Hercules Achievement Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 12/16/2024	508,886	509,997
Hillman Group Inc (The), First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 05/30/2025(c)	427,338	426,806
Hillman Group Inc (The), First Lien Initial Term Loan, 3M US L + 3.50%, 05/30/2025	1,372,662	1,370,953
Power Products LLC, First Lien Tranche B-1 Term Loan, 3M US L + 4.00%, 12/20/2022(c)	885,945	891,487
Recess Holdings Inc, First Lien Initial Term Loan, 3M US L + 3.75%, 09/30/2024(b)	998,497	999,745
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/8/2024	1,246,702	863,342
SIWF Holdings Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 06/15/2025	720,000	724,500
		7,544,868

Consumer Goods Non Durable - 0.73%
Alphabet Holding Company Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	1,643,222	1,534,769
Revlon Consumer Products Corporation, First Lien Initial Term B Loan, 1M US L + 3.50%, 09/07/2023	64,539	50,260
		1,585,029

Containers, Packaging and Glass - 4.44%
Caraustar Industries, Inc., First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	1,463,827	1,474,418
Flex Acquisition Company Inc, First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025(c)	1,071,429	1,070,979
IBC Capital Limited, First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023(c)	900,000	901,877
IBC Capital Limited, Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)(c)	957,363	962,149
Loparex International BV, First Lien Term B Loan, 3M US L + 4.25%, 03/28/2025(b)	1,800,000	1,811,250
Pregis Holding I Corporation, First Lien Term Loan, 3M US L + 3.50%, 5/20/2021	714,221	712,439
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 11/20/2023	484,365	482,851
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 1M US L + 8.50%, 11/18/2024	366,029	371,635
Ranpak Corp, Second Lien Initial Term Loan, 1M US L + 7.25%, 10/03/2022(b)	323,753	326,181
Strategic Materials Holding Corp, First Lien Initial Term Loan, 3M US L + 3.75%, 11/01/2024(b)	331,667	324,204
Strategic Materials Holding Corp, Second Lien Initial Term Loan, 3M US L + 7.75%, 12/27/2025(b)	933,333	912,333
Trident TPI Holdings Inc, First Lien Tranche B-1 Term Loan, 2M US L + 3.25%, 10/17/2024(c)	315,000	313,820
		9,664,136

Energy, Oil and Gas - 3.43%
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/25/2025	1,080,000	1,080,000
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025(b)	347,859	346,555
Oryx Southern Delaware Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025(b)	2,217,971	2,195,791

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Energy, Oil and Gas (continued)
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	$869,913	$771,321
Sheridan Production Partners I LLC, First Lien Deferred Principal Loan:
3M US L + 0.00%, 10/01/2019(b)	2,752	2,263
3M US L + 0.00%, 10/01/2019(b)	34,005	27,963
Sheridan Production Partners I LLC, First Lien Term Loan, 3M US L + 0.00%, 10/01/2019(b)	4,506	3,705
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	115,271	102,206
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	70,408	62,428
Traverse Midstream Partners LLC, First Lien Advance Loan, 3M US L + 4.00%, 09/27/2024	1,029,412	1,030,606
Utex Industries Inc, First Lien Initial Term Loan, 1M US L + 4.00%, 05/21/2021	1,870,827	1,857,582
		7,480,420

Environmental Industries - 0.29%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025(c)	638,764	640,760

Healthcare and Pharmaceuticals - 23.88%
ADMI Corp, First Lien Initial Term Loan, 1M US L + 3.25%, 04/30/2025	868,966	867,884
Albany Molecular Research Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 08/30/2024	284,588	284,303
Albany Molecular Research Inc, Second Lien Initial Loan, 1M US L + 7.00%, 08/30/2025	294,643	295,011
Alvogen Pharma US Inc, First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	3,331,838	3,344,349
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,222,440	1,230,588
Avantor Inc, First Lien Initial Dollar Term Loan, 1M US L + 4.00%, 11/21/2024	807,347	812,393
BioClinica-Clinverse Holdings Corp, First Lien Initial Term Loan, 3M US L + 4.25%, 10/20/2023	1,002,022	955,679
BioClinica-Clinverse Holdings Corp, Second Lien Initial Term Loan, 3M US L + 8.25%, 10/04/2024	789,474	754,934
Capri Acquisitions BidCo Limited, First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	1,685,115	1,673,538
Certara Holdco Inc, First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024	160,017	160,817
Concordia Healthcare Corp, First Lien Dollar Term Loan, 1M US L + 4.25%, 10/21/2021	1,290,771	1,156,163
Covenant Surgical Partners Inc, First Lien Delayed Draw Term Loan, 3M US L + 4.75%, 10/04/2024(b)(d)	103,362	103,879
Covenant Surgical Partners Inc, First Lien Initial Term Loan, 3M US L + 4.50%, 10/04/2024(b)	575,481	578,358
CT Technologies Intermediate Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 12/01/2021	775,851	736,410
CVS Holdings I LP, First Lien Initial Term Loan, 1M US L + 3.00%, 02/06/2025(b)	206,379	204,831
Dentalcorp Perfect Smile ULC, First Lien Initial Term Loan, 1M US L + 3.75%, 06/06/2025	760,563	763,419
Endo Luxembourg Finance Company I Sarl, First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	1,926,312	1,926,312
Equian LLC, First Lien 2018 Incremental Term B Loan, 1M US L + 3.25%, 05/20/2024	1,111,453	1,109,596
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	1,365,517	1,366,378
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	1,214,393	1,209,080
Lanai Holdings III Inc, First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	1,128,077	1,080,133
Lifescan Global Corporation, First Lien Term Loan, 3M US L + 6.00%, 06/19/2024(c)	2,700,000	2,625,750
MedPlast Holdings Inc, First Lien Loan, 3M US L + 3.75%, 07/02/2025(c)	750,000	751,174
Midwest Physician Administrative Services LLC, Second Lien Initial Term Loan, 1M US L + 7.00%, 08/15/2025	640,000	643,200
Navicure Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024(b)	1,163,385	1,163,385
Netsmart Technologies Inc, First Lien Term D-1 Loan, 1M US L + 3.75%, 04/19/2023(c)	3,069,688	3,092,711
NMSC Holdings Inc, First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023(b)	203,453	202,690
nThrive Inc, First Lien Term B-2 Loan, 1M US L + 4.50%, 10/20/2022	2,624,132	2,611,838
Onex Carestream Finance LP, Second Lien Term Loan, 1M US L + 8.50%, 12/07/2019	3,244,121	3,248,176

Semi-Annual Report | June 30, 2018	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Onex Carestream Finance LP, Term Loan (First Lien 2013) Loan, 1M US L + 4.00%, 06/07/2019	$171,064	$171,344
Onex Schumacher Finance LP, First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	2,361,755	2,352,910
ORTHO-CLINICAL DIAGNOSTICS INC, First Lien Refinancing Term Loan, 3M US L + 3.25%, 06/30/2025	478,271	476,927
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	2,224,711	2,230,284
PharMerica Corporation, First Lien Initial Term Loan, 1M US L + 3.50%, 12/06/2024	957,600	958,050
PharMerica Corporation, Second Lien Initial Term Loan, 1M US L + 7.75%, 12/07/2025	289,405	290,189
Press Ganey Holdings Inc, Second Lien Initial Loan, 1M US L + 6.50%, 10/21/2024	306,437	311,608
Project Ruby Ultimate Parent Corp, First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	657,132	658,774
Prospect Medical Holdings Inc, First Lien Term B-1 Loan, 1M US L + 5.50%, 02/22/2024	1,308,462	1,308,462
Stratose Intermediate Holdings II LLC, First Lien Term Loan, 1M US L + 3.25%, 06/22/2023	463,784	466,877
U.S. Renal Care Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	2,496,608	2,464,352
Vyaire Medical Inc, First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	2,700,000	2,652,750
YI LLC (Young Innovations), First Lien Delayed Draw Term Loan, 3M US L + 1.00%, 11/07/2024(d)	137,637	138,154
YI LLC (Young Innovations), First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024	1,137,320	1,141,585
Zest Acquisition Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 03/07/2025	168,287	168,497
Zest Acquisition Corp, Second Lien Initial Term Loan, 3M US L + 7.50%, 03/06/2026(b)	1,285,714	1,282,500
		52,026,242

High Tech Industries - 21.37%
BMC Software Finance Inc, First Lien Term Loan USD Loan, 3M US L + 4.25%, 09/01/2025(b)(c)	2,700,000	2,686,500
CommerceHub Inc, First Lien Term Loan, 1M US L + 3.75%, 05/21/2025(b)	975,000	979,875
Compuware Corporation, First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 12/15/2021	3,010,473	3,021,010
CPI International Inc, Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	209,150	210,458
DigiCert Holdings Inc, Second Lien Term Loan, 1M US L + 8.00%, 10/31/2025	1,000,000	979,375
ECI Macola / Max Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	383,302	385,219
Epicor Software Corporation, First Lien Term B Loan, 1M US L + 3.25%, 06/01/2022(c)	1,076,151	1,074,402
Excelitas Technologies Corp (fka IDS Acquisition), First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024(c)	474,639	476,125
Flexera Software LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/26/2025	574,831	574,563
Flexera Software LLC, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/26/2026	548,387	549,758
Gigamon Inc, First Lien Initial Term Loan, 3M US L + 4.50%, 12/27/2024(b)	2,197,623	2,216,852
Help Systems Holdings Inc, First Lien Term Loan, 1M US L + 3.75%, 03/28/2025	590,551	591,289
Help Systems Holdings Inc, Second Lien Term Loan, 1M US L + 7.75%, 03/23/2026	775,862	776,347
Hyland Software Inc, Senior Secured Second Lien Initial Loan, 1M US L + 7.00%, 07/07/2025	365,564	371,962
Idera Inc, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	1,255,500	1,272,763
Ivanti Software Inc, First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	2,894,858	2,874,970
Ivanti Software Inc, Second Lien Loan, 1M US L + 9.00%, 01/20/2025	2,000,000	1,904,170
McAfee, LLC, First Lien Closing Date USD Term Loan, 1M US L + 4.50%, 09/30/2024	1,904,572	1,917,161
MH Sub I, LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	2,238,722	2,241,061
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025(b)	784,615	785,596
Ping Identity Corporation, First Lien Term Loan, 1M US L + 3.75%, 1/23/2025	373,333	374,033
Pomeroy Group LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 11/12/2021	1,476,083	1,471,470
Project Leopard Holdings Inc, First Lien 2018 Repricing Term Loan, 1M US L + 4.00%, 7/7/2023(b)	551,396	552,085
Project Silverback Holdings Corp, First Lien Term B Loan, 1M US L + 3.50%, 08/21/2024	503,239	498,207
Quest Software US Holdings Inc., First Lien Term Loan, 3M US L + 4.25%, 05/16/2025	2,700,000	2,693,817
Quest Software US Holdings Inc., Second Lien Term Loan, 3M US L + 8.25%, 05/17/2026	2,700,000	2,705,076
Ramundsen Public Sector, LLC, First Lien Term Loan, 1M US L + 4.25%, 02/01/2024	542,582	547,330
Rocket Software Inc, First Lien Term Loan, 3M US L + 3.75%, 10/14/2023	1,679,697	1,692,647
SciQuest Inc, First Lien Term Loan, 1M US L + 4.00%, 12/20/2024(b)	1,381,154	1,381,154
SCS Holdings I Inc, First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	945,081	949,216

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
High Tech Industries (continued)
SMS Systems Maintenance Services Inc, First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	$3,231,558	$2,606,801
SonicWall US Holdings Inc, First Lien Term Loan, 3M US L + 3.50%, 05/16/2025	1,219,355	1,222,915
SonicWall US Holdings Inc, Second Lien Term Loan, 3M US L + 7.50%, 05/17/2026	1,440,000	1,432,800
Sungard Availability Services Capital, Inc., First Lien Extended Term B Loan, 1M US L + 7.00%, 09/30/2021	958,286	886,415
TIBCO Software Inc, First Lien Term B-1 Loan, 1M US L + 3.50%, 12/04/2020	665,464	666,608
Veritas US Inc, First Lien New Dollar Term B Loan, 3M US L + 4.50%, 01/27/2023	1,089,161	1,000,667
		46,570,697

Hotels, Gaming and Leisure - 1.40%
AP Gaming I LLC, First Lien 2018 Refinancing Term B Loan, 1M US L + 4.25%, 02/15/2024	1,608,598	1,623,349
Casablanca US Holdings Inc, First Lien Amendment No 2 Initial Term Loan, 2M US L + 4.00%, 03/29/2024(b)	1,436,400	1,436,400
		3,059,749

Media Advertising, Printing and Publishing - 1.45%
Southern Graphics Inc, First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/31/2022	1,659,030	1,657,736
Southern Graphics Inc, Second Lien Initial Loan, 1M US L + 7.50%, 12/31/2023	1,500,000	1,508,438
		3,166,174

Metals and Mining - 2.66%
Aleris International Inc, First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023(c)	1,448,276	1,437,863
American Rock Salt Company LLC, First Lien 2018 Term Loan, 1M US L + 3.75%, 03/21/2025	853,838	854,906
Canam Steel Corporation, First Lien Closing Date Term Loan, 1M US L + 5.50%, 07/01/2024(b)	1,251,399	1,267,041
GrafTech Finance Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 02/12/2025(c)	1,309,091	1,304,188
Murray Energy Corporation, First Lien Term B-2 Loan Non-PIK Loan, 3M US L + 7.25%, 04/16/2020	733,228	693,322
Phoenix Services International LLC, First Lien Term B Loan, 1M US L + 3.75%, 03/01/2025	242,250	243,310
		5,800,630

Retail - 2.28%
Academy LTD., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022	313,190	261,470
Apro LLC, First Lien Initial Term Loan, 2M US L + 4.00%, 08/08/2024(b)	594,407	598,865
Ascena Retail Group Inc, First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	250,061	223,929
EG America LLC, First Lien Additional Facility Loan, 3M US L + 4.00%, 02/07/2025	1,418,015	1,407,912
EG Dutch Finco BV, First Lien Facility B Loan, 3M US L + 4.00%, 02/07/2025	138,889	137,899
Fullbeauty Brands Holdings Corp, First Lien Term Loan, 1M US L + 4.75%, 10/14/2022	625,039	259,391
Petco Animal Supplies Inc, First Lien Second Amendment Term Loan, 3M US L + 3.25%, 1/26/2023	309,032	223,920
Pier 1 Imports (U.S.), Inc., First Lien Initial Loan, 3M US L + 3.50%, 04/30/2021	2,005,208	1,839,779
Sports Authority (The), First Lien Term B Loan, 3M US L + 0.00%, 11/16/2017(e)	3,537,739	24,322
		4,977,487

Services - Business - 21.58%
Access CIG LLC, First Lien Term B Loan, 1M US L + 3.75%, 02/27/2025	553,725	555,386
Access CIG LLC, First Lien Term Loan, 3M US L + 3.75%, 02/27/2025(c)	111,273	111,607
Access CIG LLC, Second Lien Term Loan, 3M US L + 7.75%, 02/27/2026(c)	97,826	98,152
Advantage Sales & Marketing Inc, First Lien Incremental Term B-2 Loan, 1M US L + 3.25%, 07/25/2021	750,750	711,647
Advantage Sales & Marketing Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 07/23/2021	1,098,743	1,041,752
Advantage Sales & Marketing Inc, Second Lien Term Loan, 1M US L + 6.50%, 07/25/2022	3,123,849	2,860,930
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/28/2022	1,173,000	1,157,728
AqGen Ascensus Inc, First Lien Fourth Amendment Incremetnal Term Loan, 1M US L + 3.50%, 12/05/2022	150,000	150,188

Semi-Annual Report | June 30, 2018	25

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value

Services - Business (continued)
AqGen Ascensus Inc, First Lien Third Amendment Replacement Term Loan, 1M US L + 3.50%, 12/05/2022	$834,923	$835,967
BMC Acquisition Inc, First Lien Initial Term Loan, 6M US L + 5.25%, 12/18/2024(b)	654,609	659,519
DG Investment Intermediate Holdings 2 Inc, First Lien Delayed Draw Term Loan, 3M US L + 3.00%, 02/03/2025(d)	6,707	6,677
DG Investment Intermediate Holdings 2 Inc, First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	220,381	219,416
DG Investment Intermediate Holdings 2 Inc, Second Lien Initial Term Loan, 3M US L + 6.75%, 02/01/2026	439,655	443,502
Explorer Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	2,977,215	2,977,215
FHC Health Systems Inc, First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021(c)	2,456,600	2,303,062
Genuine Financial Holdings LLC, First Lien Term Loan, 3M US L + 3.75%, 06/27/2025(b)(c)	944,262	943,082
GI Revelation Aqcuisition LLC, First Lien Term Loan, 1M US L + 5.00%, 04/16/2025	1,210,345	1,221,183
GI Revelation Aqcuisition LLC, Second Lien Term Loan, 1M US L + 9.00%, 04/10/2026(b)	1,800,000	1,719,000
GlobalLogic Holdings Inc, First Lien Refinancing Term B-1 Loan, 3M US L + 3.75%, 06/20/2022(b)	131,032	131,359
IG Investments Holdings LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 05/23/2025	200,676	200,592
Information Resources Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 01/18/2024	2,149,504	2,152,868
Information Resources Inc, Second Lien Initial Term Loan, 3M US L + 8.25%, 01/20/2025	2,000,000	2,008,130
Inmar Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 05/01/2024	1,277,419	1,281,814
Inmar Inc, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2025	946,746	951,479
LD Intermediate Holdings Inc, First Lien Initial Term Loan, 2M US L + 5.875%, 12/09/2022(b)	2,013,502	1,882,624
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/19/2025(b)	1,172,093	1,172,093
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,260,000	1,244,250
Output Services Group Inc, First Lien Term B Loan, 1M US L + 4.25%, 03/21/2024	283,984	286,824
Packers Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 12/04/2024	331,667	330,423
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/01/2026(b)	360,000	362,250
PT Intermediate Holdings III LLC, First Lien Term B Loan, 3M US L + 4.00%, 12/9/2024	1,202,087	1,202,839
PT Intermediate Holdings III LLC, Second Lien Initial Loan, 3M US L + 8.00%, 12/08/2025(b)	1,260,000	1,275,750
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 03/01/2021	1,699,279	1,692,371
Sedgwick Claims Management Services, Inc., Second Lien Initial Loan, 1M US L + 5.75%, 02/28/2022	4,135,987	4,164,443
SurveyMonkey Inc, First Lien Term Loan, 1M US L + 4.50%, 04/13/2024(b)	2,493,428	2,493,428
ThoughtWorks Inc, First Lien Incremental Term Loan, 1M US L + 4.00%, 10/11/2024(b)	149,754	150,502
ThoughtWorks Inc, First Lien Refinancing Term Loan, 1M US L + 4.00%, 10/11/2024	500,000	503,440
Travel Leaders Group, LLC, First Lien New Incremental Term Loan, 6M US L + 4.50%, 01/25/2024	260,531	262,485
TravelCLICK Inc, First Lien Term-3 Loan, 1M US L + 3.50%, 05/06/2021	603,176	609,775
TravelCLICK Inc, Second Lien Initial Loan, 1M US L + 7.75%, 11/06/2021	1,226,017	1,226,783
TRC Companies Inc, First Lien Refinancing Term Loan, 1M US L + 3.50%, 06/21/2024	1,013,742	1,018,177
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	2,394,000	2,405,970
		47,026,682

Services - Consumer - 5.04%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 6/30/2021	703,385	700,747
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025(b)(c)	1,320,000	1,320,000
IRB Holding Corp, First Lien Term B Loan, 1M US L + 3.25%, 02/05/2025	283,676	284,503
KUEHG Corp, First Lien Term B-2 Loan, 3M US L + 3.75%, 08/12/2022	1,419,684	1,419,095
KUEHG Corp, Second Lien Initial Term Loan, 3M US L + 8.25%, 08/15/2025	2,198,220	2,236,689
Pearl Intermediate Parent LLC, First Lien Delayed Draw Term Loan, 3M US L + 2.75%, 02/14/2025(d)	21,820	21,438

26	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value

Services - Consumer (continued)
Pearl Intermediate Parent LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	$267,998	$263,308
Quidditch Acquisition Inc, First Lien Term B Loan, 1M US L + 7.00%, 03/14/2025(b)	828,479	836,764
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021	656,180	655,769
St Georges University, First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 06/20/2025(b)(c)	546,920	548,287
St Georges University, First Lien Term B Loan, 3M US L + 3.50%, 06/20/2025(b)(c)	1,757,958	1,762,353
Tacala Investment Corp, Second Lien Term Loan, 1M US L + 7.00%, 01/30/2026	937,931	942,621
		10,991,574

Telecommunications - 5.76%
Alorica Inc, First Lien New Term B Loan, 1M US L + 3.75%, 06/30/2022	674,326	676,011
Avaya Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	2,191,660	2,197,655
Cologix Holdings Inc, Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	1,523,309	1,540,066
Colorado Buyer Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 05/01/2025	225,564	225,564
Ensono LP, First Lien Term Loan, 3M US L + 5.25%, 06/27/2025(c)	948,929	950,115
Masergy Holdings Inc, First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	704,291	705,464
Masergy Holdings Inc, Second Lien Initial Loan, 3M US L + 7.50%, 12/16/2024	548,872	552,303
Mitel US Holdings Inc, First Lien Incremental Term Loan, 1M US L + 3.75%, 9/25/2023	729,139	730,054
Peak 10 Holding Corporation, First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	721,818	715,618
Peak 10 Holding Corporation, Second Lien Initial Term Loan, 3M US L + 7.25%, 08/01/2025	771,429	768,729
Securus Technologies Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.50%, 11/01/2024(c)	695,106	699,450
TierPoint, LLC, First Lien Term Loan, 1M US L + 3.75%, 05/06/2024	1,403,224	1,369,027
Vertiv Group Corporation, First Lien Term B Loan, 1M US L + 4.00%, 11/30/2023	1,434,778	1,427,604
		12,557,660

Transportation - Cargo - 0.26%
REP WWEX Acquisition Parent LLC, First Lien Term Loan, 1M US L + 4.00%, 02/05/2024	568,033	568,862

Transportation - Consumer - 1.28%
Air Medical Group Holdings Inc, First Lien 2017-2 New Term Loan, 1M US L + 4.25%, 03/14/2025	1,990,000	1,966,369
Air Medical Group Holdings Inc, First Lien 2018 Term Loan, 1M US L + 3.25%, 04/28/2022	474,235	461,786
Lineage Logistics LLC, First Lien Term Loan, 1M US L + 3.00%, 02/16/2025	368,403	366,714
		2,794,869

Utilities Electric - 3.60%
Eastern Power LLC, First Lien Term B Loan, 1M US L + 3.75%, 10/02/2023	856,415	856,950
Granite Acquisition Inc, Second Lien Term B Loan, 3M US L + 7.25%, 12/19/2022	2,421,507	2,433,615
Green Energy Partners / Stonewall LLC, First Lien Term B-1 Conversion Advances Loan, 3M US L + 5.50%, 11/13/2021(b)	496,250	495,009
Panda Liberty LLC, First Lien Construction B-1 Facility Loan, 3M US L + 6.50%, 08/21/2020	1,436,045	1,354,664
Panda Patriot LLC (fka Moxie Patriot LLC), First Lien Construction B-1 Advances Loan, 3M US L + 5.75%, 12/18/2020	695,218	689,570
Pike Corporation, First Lien 2018 Initial Term Loan, 1M US L + 3.50%, 03/23/2025	861,350	865,208
Sandy Creek Energy Associates LP, First Lien Term Loan, 3M US L + 4.00%, 11/09/2020	1,270,554	1,151,668
		7,846,684

Wholesale - 0.66%
Staples Inc, First Lien Closing Date Term Loan, 3M US L + 4.00%, 09/12/2024	1,454,231	1,437,194

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $309,636,321)		306,270,706

Semi-Annual Report | June 30, 2018	27

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) -2.54%
Banking, Finance, Insurance and Real Estate - 2.54%
Barings CLO Ltd. 2015-1 Series 2015-IA, 3M US L + 5.50%, 01/20/2031(b)(f)	$875,000	$863,052
CIFC Funding 18-IA, Ltd. Series 2018-1A, 3M US L + 5.00%, 04/18/2031(b)(f)	725,000	693,149
HPS Loan Management 6-2015, LTD Series 2018-2015, 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	838,184
Neuberger Berman Loan Advisors CLO 27 Ltd Series 2018-27A, 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	648,067
TIAA CLO III Ltd. Series 2017-2A, 3M US L + 5.90%, 01/16/2031(b)(f)	2,500,000	2,490,753
		5,533,205

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $5,600,000)		5,533,205

CORPORATE BONDS - 26.78%
Aerospace and Defense - 0.48%
Engility Corp, Senior Unsecured Bond, 8.875%, 09/01/2024	1,000,000	1,048,750

Banking, Finance, Insurance and Real Estate - 4.18%
AssuredPartners Inc, Senior Unsecured Bond, 7.000%, 08/15/2025(f)	1,136,000	1,096,240
HUB International Ltd, Senior Unsecured Bond, 7.000%, 05/01/2026(f)	378,000	374,220
NFP Corp, Senior Secured Bond, 6.875%, 07/15/2025(f)	1,583,000	1,559,255
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(f)	3,500,000	3,229,135
Solera LLC, Senior Unsecured Bond, 10.500%, 03/01/2024(f)	2,550,000	2,844,856
		9,103,706

Beverage, Food and Tobacco - 1.54%
CEC Entertainment Inc, Senior Unsecured Bond, 8.000%, 02/15/2022	345,000	305,325
PF Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(f)	3,377,000	3,056,185
		3,361,510

Capital Equipment - 0.91%
Diebold Inc, Senior Unsecured Bond, Series WI, 8.500%, 04/15/2024	500,000	480,790
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(f)	289,000	269,492
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(f)	1,332,000	1,242,090
		1,992,372

Construction and Building - 3.98%
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(f)	1,590,000	1,663,537
Great Lakes Dredge & Dock Corp, Senior Unsecured Bond, Series WI, 8.000%, 05/15/2022	1,835,000	1,880,875
PriSo Acquisition Corp / Building Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(f)	3,477,000	3,642,158
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(f)	1,500,000	1,490,625
		8,677,195

Containers, Packaging and Glass - 1.31%
ARD Securities Finance, Senior Secured Bond, 8.750%, 01/31/2023(f)(g)	400,000	409,000
Flex Acquisition Co Inc, Senior Unsecured Bond, 6.875%, 01/15/2025(f)	1,916,000	1,853,730
Trident Merger Sub Inc, Senior Secured Bond, 6.625%, 11/01/2025(f)	600,000	586,500
		2,849,230

Energy, Oil and Gas - 2.14%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	1,600,000	1,612,000
Comstock Resources Inc, Senior Unsecured Bond,:
10.00% Cash or 12.25% PIK%, 03/15/2020(g)	250,000	262,500
9.500%, 06/15/2020(g)	2,358,805	2,340,050

28	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Energy, Oil and Gas (continued)
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	$500,000	$460,000
		4,674,550

Healthcare and Pharmaceuticals - 4.67%
Avantor Inc, Senior Secured Bond, 6.000%, 10/01/2024(f)	833,000	826,086
Avantor Inc, Senior Unsecured Bond, 9.000%, 10/01/2025(f)	2,600,000	2,626,520
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(f)	1,500,000	1,550,625
Team Health Holdings Inc, Senior Secured Bond, 6.375%, 02/01/2025(f)	1,500,000	1,297,500
Tenet Healthcare Corp, Senior Secured Bond, 4.625%, 07/15/2024(f)	667,000	634,283
Tenet Healthcare Corp, Senior Unsecured Bond, 5.125%, 05/01/2025(f)	667,000	636,568
Tenet Healthcare, Senior Unsecured Bond, 7.000%, 08/01/2025(f)	1,143,000	1,138,714
Valeant Pharmaceuticals International Inc, Senior Secured Bond, 5.500%, 11/01/2025(f)	600,000	593,550
Valeant Pharmaceuticals International Inc, Senior Unsecured Bond,:
6.500%, 03/15/2022(f)	520,000	540,150
7.000%, 03/15/2024(f)	323,000	339,050
		10,183,046

High Tech Industries - 3.24%
BMC Software Finance Inc, Senior Unsecured Bond, 8.125%, 07/15/2021(f)	2,750,000	2,815,313
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(f)(g)	502,000	502,000
Global A&T Electronics, Senior Secured Bond, 8.500%, 01/12/2023	1,363,844	1,297,451
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(f)	2,559,000	2,435,528
		7,050,292

Media Advertising, Printing and Publishing - 1.09%
Cimpress NV, Senior Unsecured Bond, 7.000%, 06/15/2026(f)	1,800,000	1,847,250
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(f)	580,000	538,675
		2,385,925

Media Broadcasting and Subscription - 1.36%
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	1,400,000	1,473,080
Cequel Communications Holdings I, Senior Unsecured Bond, 5.125%, 12/15/2021(f)	1,500,000	1,498,290
		2,971,370

Services - Business - 0.59%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(f)	1,250,000	1,277,563

Services - Consumer - 0.17%
IRB Holding Corp, Senior Unsecured Bond, 6.750%, 02/15/2026(f)	380,000	363,850

Telecommunications - 0.84%
Digicel Limited, Senior Unsecured Bond, 6.000%, 04/15/2021(f)	750,000	679,688
Frontier Communications, Senior Unsecured Bond, 10.500%, 09/15/2022	1,250,000	1,140,625
		1,820,313

Semi-Annual Report | June 30, 2018	29

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Utilities Electric - 0.28%
Calpine Corp, Senior Unsecured Bond, 5.750%, 01/15/2025	$667,000	$611,556

TOTAL CORPORATE BONDS
(Cost $58,538,083)		58,371,228

	Shares
COMMON STOCK - 0.63%
Energy, Oil and Gas - 0.31%
SandRidge Energy Inc(h)	37,842	$671,316

Utilities Electric - 0.32%
Texgen Power LLC(b)(h)	19,573	694,842

TOTAL COMMON STOCK
(Cost $2,378,400)		1,366,158

WARRANTS - 0.02%
Energy, Oil and Gas - 0.02%
Comstock Resources Inc, expires 6/20/2020 at $0.01	3,438	36,099

TOTAL WARRANTS
(Cost $0)		36,099

Total Investments - 170.51%
(Cost $376,152,804)		371,577,396

Liabilities in Excess of Other Assets - (7.82)%		(17,038,467)

Mandatory Redeemable Preferred Shares - (9.23)% (liquidation preference plus distributions payable on term preferred shares)		(20,121,642)

Leverage Facility - (53.46)%		(116,500,000)

Net Assets - 100.00%		$217,917,287

Amounts above are shown as a percentage of net assets as of June 30, 2018.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment In Kind

Libor Rates:

1M US L - 1 Month LIBOR as of June 30, 2018 was 2.09%

2M US L - 2 Month LIBOR as of June 30, 2018 was 2.17%

3M US L - 3 Month LIBOR as of June 30, 2018 was 2.34%

6M US L - 6 Month LIBOR as of June 30, 2018 was 2.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

30	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

(c)	All or a portion of this position has not settled as of June 30, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	A portion of this position was not funded as of June 30, 2018. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2018, the Fund had a liability for unfunded delayed draws in the amount of $1,157,360. Fair value of these unfunded delayed draws was $1,158,700.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $50,991,431, which represented approximately 23.40% of net assets as of June 30, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Option to convert to pay-in-kind security.
(h)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 134.89%
Aerospace and Defense - 2.45%
Propulsion Acquisition, LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 7/13/2021(b)	$6,969,388	$6,899,694
StandardAero Aviation Holdings Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	3,668,888	3,679,216
Vectra Co, First Lien Initial Term Loan, 1M US L + 3.25%, 03/08/2025	2,388,060	2,378,102
Vectra Co, Second Lien Initial Loan, 1M US L + 7.25%, 03/08/2026	1,666,667	1,673,958
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	3,750,000	3,772,969
		18,403,939

Automotive - 3.71%
American Tire Distributors Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 09/01/2021	7,590,633	4,976,609
Bright Bidco BV, First Lien 2018 Refinancing Term B Loan, 1M US L + 3.50%, 06/28/2024	2,778,713	2,761,346
CH Hold Corp, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/03/2025(b)	3,157,895	3,209,211
FPC Holdings Inc, First Lien Term B-1 Loan, 1M US L + 4.50%, 11/21/2022	2,992,500	3,016,814
FPC Holdings Inc, Second Lien Term B-1 Loan, 1M US L + 9.00%, 11/20/2023	1,358,491	1,351,698
Mitchell International, Inc., First Lien Delayed Draw Term Loan, 3M US L + 0.00%, 11/29/2024	276,866	275,711
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	3,433,134	3,418,818
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	3,454,545	3,464,270
Superior Industries International Inc, First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	5,392,411	5,412,633
		27,887,110

Banking, Finance, Insurance and Real Estate - 9.12%
Acrisure LLC, First Lien 2018-1 Additional Term Loan, 3M US L + 3.75%, 11/22/2023(c)	1,685,393	1,674,860
AmWINS Group Inc, Second Lien Term Loan, 1M US L + 6.75%, 01/25/2025	538,444	542,887
Apco Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	6,000,000	5,985,000
Applied Systems Inc, Second Lien Initial Term Loan, 3M US L + 7.00%, 09/19/2025	303,030	313,106
ASP MCS Acquisition Corp, First Lien Initial Term Loan, 3M US L + 4.75%, 05/20/2024(b)	5,326,121	5,153,022
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.00%, 08/04/2025	13,089,314	13,302,016
Broadstreet Partners Inc, First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023	3,353,629	3,337,917
Confie Seguros Holding II Co, First Lien Term B Loan, 3M US L + 5.25%, 04/19/2022	1,736,776	1,724,835
CP VI Bella Topco LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/14/2025	1,282,617	1,280,616
CP VI Bella Topco LLC, Second Lien Initial Loan, 1M US L + 6.75%, 02/16/2026	1,178,571	1,170,710
Cypress Merger Sub Inc, Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	2,790,698	2,796,516
Edelman Financial Center LLC (The), First Lien Term B Loan, 3M US L + 3.25%, 06/26/2025	1,886,792	1,886,802
Edelman Financial Center LLC (The), Term Loan Second Lien, 3M US L + 6.75%, 06/26/2026	1,846,154	1,864,329
EZE Software Group LLC, Second Lien New Loan, 1M US L + 6.50%, 04/05/2021	2,956,466	2,966,326
Gem Acquisitions Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 03/02/2025	1,989,130	1,975,873
Genworth Holdings Inc, First Lien Initial Loan, 1M US L + 4.50%, 02/28/2023(b)	1,043,478	1,064,348
Intralinks, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 11/11/2024	877,794	878,071
Ion Trading Finance Limited, First Lien Term Loan, 3M US L + 4.00%, 11/21/2024	7,560,000	7,512,750
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 05/25/2025	5,850,000	5,857,313
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/25/2026(b)	1,500,000	1,522,500
One Call Corporation, First Lien Extended Term Loan, 1M US L + 5.25%, 11/28/2022	2,276,287	2,185,235
Resolute Investment Managers Inc, Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	3,000,000	3,045,000
York Risk Services Holding Corp (Onex York Finance LP), First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	487,554	474,407
		68,514,439

Beverage, Food and Tobacco - 3.90%
CEC Entertainment Inc, First Lien Term B Loan, 1M US L + 3.25%, 02/15/2021	7,338,761	6,854,109

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Beverage, Food and Tobacco (continued)
CSM Bakery Solutions LLC, First Lien Term Loan, 3M US L + 4.00%, 7/3/2020	$5,805,932	$5,649,927
Fogo de Chao Inc, First Lien Term Loan, 1M US L + 4.50%, 03/27/2025	2,393,421	2,399,405
NPC International, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 04/18/2025	3,424,278	3,475,642
TKC Holdings Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 02/01/2023	4,733,362	4,730,404
TKC Holdings Inc, Second Lien Initial Term Loan, 1M US L + 8.00%, 02/01/2024	4,052,012	4,065,506
Winebow Holdings Inc, Second Lien Loan, 1M US L + 7.50%, 01/02/2022	2,387,283	2,172,428
		29,347,421

Capital Equipment - 3.90%
Blount International Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 04/12/2023	1,184,531	1,193,421
Direct ChassisLink Acquisition Inc, Second Lien Initial Term Loan, 1M US L + 6.00%, 06/15/2023(b)	7,500,000	7,584,375
Engineered Machinery Holdings Inc, First Lien Initial Term Loan, 3M US L + 3.25%, 07/19/2024	4,437,700	4,423,854
Helix Acquisition Holdings Inc, First Lien 2018 New Term Loan, 3M US L + 3.50%, 09/30/2024	3,568,198	3,568,198
LTI Holdings Inc, First Lien Second Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024(b)	1,369,565	1,371,277
LTI Holdings Inc, Second Lien Initial Term Loan, 1M US L + 8.75%, 05/16/2025(b)	3,000,000	3,045,000
Robertshaw US Holding Corp, First Lien Initial Term Loan, 1M US L + 3.50%, 02/14/2025	3,722,378	3,722,378
Titan Acquisition Limited, First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	4,456,915	4,396,769
		29,305,272

Chemicals, Plastics and Rubber - 3.34%
Composite Resins Holding BV, First Lien Term B Loan, 3M US L + 4.25%, 06/27/2025	7,200,000	7,182,000
DuBois Chemicals Inc, First Lien Repriced Initial Term Loan, 1M US L + 3.25%, 3/15/2024	1,609,444	1,615,480
Emerald Performance Materials LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 08/02/2021	1,740,305	1,744,656
Pinnacle Operating Corporation, First Lien 2017 Extended Term Loan Non-pik Loan, PIK 1.75%, 11/15/2021	8,095,319	7,488,170
Spectrum Holdings III Corp, First Lien Closing Date Term Loan, 1M US L + 3.25%, 01/31/2025	897,526	896,031
Spectrum Holdings III Corp, Second Lien Closing Date Loan, 1M US L + 7.00%, 01/26/2026(b)	1,833,333	1,847,083
Vantage Specialty Chemicals Inc, First Lien Closing Date Term Loan, 3M US L + 4.00%, 10/28/2024	2,274,286	2,292,287
Vantage Specialty Chemicals Inc, Second Lien Initial Loan, 2M US L + 8.25%, 10/27/2025	1,995,334	2,011,137
		25,076,844

Construction and Building - 8.62%
American Bath Group LLC, First Lien Replacement Term Loan, 3M US L + 4.25%, 09/30/2023	10,042,861	10,111,905
American Bath Group LLC, Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	600,000	609,000
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024(c)	800,000	801,000
Dayton Superior Corporation, First Lien Senior Secured Term Loan, 3M US L + 8.00%, 11/03/2021(b)	3,701,339	2,970,324
Fastener Acquisition Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 03/28/2025	3,428,906	3,435,335
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	10,448,164	9,785,333
Henry Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.00%, 10/05/2023	2,861,221	2,875,527
Installed Building Products Inc, First Lien Tranche B-2 Term Loan, 1M US L + 2.50%, 04/15/2025	2,945,455	2,939,932
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	6,545,455	6,570,000
LBM Borrower LLC, First Lien Tranche C Term Loan, 2M US L + 3.75%, 08/19/2022	8,149,250	8,169,663
LBM Borrower LLC, Second Lien Initial Term Loan, 2M US L + 9.25%, 08/20/2023	1,713,476	1,726,327
Reece Ltd, First Lien Term B Loan, 3M US L + 2.00%, 07/02/2025(b)	1,282,443	1,279,237
Specialty Building Products Holdings LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 10/28/2023	6,693,660	6,743,863

Semi-Annual Report | June 30, 2018	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Construction and Building (continued)
SRS Distribution Inc, First Lien Initial Term Loan, 2M US L + 3.25%, 05/23/2025	$6,872,727	$6,781,114
		64,798,560

Consumer Goods Durable - 2.76%
AI Aqua Merger Sub Inc, First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 12/13/2023	184,000	183,368
AI Aqua Merger Sub Inc, First Lien 2018 Tranche B-1 Term Loan, 1M US L + 3.25%, 12/13/2023	681,489	679,148
Apex Tool Group LLC, First Lien Term Loan, 1M US L + 3.75%, 02/01/2022	4,927,252	4,938,018
Hayward Acquisition Corp, First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	302,313	303,306
Hillman Group Inc (The), First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 05/30/2025	1,424,460	1,422,687
Hillman Group Inc (The), First Lien Initial Term Loan, 3M US L + 3.50%, 05/30/2025	4,575,540	4,569,843
Power Products LLC, First Lien Tranche B-1 Term Loan, 3M US L + 4.00%, 12/20/2022	2,882,417	2,900,446
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/8/2024	4,786,804	3,314,862
SIWF Holdings Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 06/15/2025	2,400,000	2,415,000
		20,726,678

Consumer Goods Non Durable - 0.71%
Alphabet Holding Company Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024(c)	5,477,406	5,115,897
Revlon Consumer Products Corporation, First Lien Initial Term B Loan, 1M US L + 3.50%, 09/07/2023	258,154	201,037
		5,316,934

Containers, Packaging and Glass - 4.18%
Caraustar Industries, Inc., First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	3,865,380	3,893,346
Flex Acquisition Company Inc, First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025(c)	3,571,429	3,569,928
IBC Capital Limited, First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023(c)	3,000,000	3,006,255
IBC Capital Limited, Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)(c)	3,191,209	3,207,165
Loparex International BV, First Lien Term B Loan, 3M US L + 4.25%, 03/28/2025(b)	6,000,000	6,037,500
Pregis Holding I Corporation, First Lien Term Loan, 3M US L + 3.50%, 5/20/2021	2,448,759	2,442,649
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 11/20/2023	1,730,964	1,725,555
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 1M US L + 8.50%, 11/18/2024	1,464,115	1,486,538
Ranpak Corp, Second Lien Initial Term Loan, 1M US L + 7.25%, 10/03/2022(b)	76,814	77,390
Strategic Materials Holding Corp, Second Lien Initial Term Loan, 3M US L + 7.75%, 12/27/2025(b)	4,666,667	4,561,666
Trident TPI Holdings Inc, First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 10/17/2024	1,428,947	1,423,596
		31,431,588

Energy, Oil and Gas - 3.31%
Ascent Resources Marcellus LLC, First Lien Exit Term Loan, 1M US L + 6.50%, 03/30/2023	1,234,568	1,239,198
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/25/2025	3,600,000	3,600,000
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025(b)	1,739,295	1,732,773
Oryx Southern Delaware Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025(b)	7,393,235	7,319,303
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	3,076,002	2,727,383
Sheridan Production Partners I LLC, First Lien Deferred Principal Loan:
3M US L + 0.00%, 10/01/2019(b)	9,732	8,002
3M US L + 0.00%, 10/01/2019(b)	120,242	98,875
Sheridan Production Partners I LLC, First Lien Term Loan, 3M US L + 0.00%, 10/01/2019(b)	15,933	13,102
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	408,677	362,359

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Energy, Oil and Gas (continued)
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	$248,962	$220,746
Traverse Midstream Partners LLC, First Lien Advance Loan, 3M US L + 4.00%, 09/27/2024	4,460,784	4,465,959
Utex Industries Inc, Second Lien Initial Loan, 1M US L + 7.25%, 05/20/2022	3,181,818	3,131,434
		24,919,134

Environmental Industries - 0.28%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	2,129,213	2,135,867

Healthcare and Pharmaceuticals - 21.58%
ADMI Corp, First Lien Initial Term Loan, 1M US L + 3.25%, 04/30/2025	2,979,310	2,975,601
Albany Molecular Research Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 08/30/2024	1,422,939	1,421,516
Albany Molecular Research Inc, Second Lien Initial Loan, 1M US L + 7.00%, 08/30/2025	1,473,214	1,475,056
Alvogen Pharma US Inc, First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	9,310,615	9,345,576
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	4,889,758	4,922,348
BioClinica-Clinverse Holdings Corp, First Lien Initial Term Loan, 3M US L + 4.25%, 10/20/2023(c)	3,968,189	3,784,661
BioClinica-Clinverse Holdings Corp, Second Lien Initial Term Loan, 3M US L + 8.25%, 10/04/2024	3,157,898	3,019,740
Capri Acquisitions BidCo Limited, First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	5,617,049	5,578,459
Certara Holdco Inc, First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024	939,159	943,855
Concordia Healthcare Corp, First Lien Dollar Term Loan, 1M US L + 4.25%, 10/21/2021	5,163,084	4,624,652
Covenant Surgical Partners Inc, First Lien Delayed Draw Term Loan, 3M US L + 4.75%, 10/04/2024(b)(d)	310,087	311,638
Covenant Surgical Partners Inc, First Lien Initial Term Loan, 3M US L + 4.50%, 10/04/2024(b)	1,722,115	1,730,726
CT Technologies Intermediate Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.25%, 12/01/2021	2,940,738	2,791,245
CVS Holdings I LP, First Lien Initial Term Loan, 1M US L + 3.00%, 02/06/2025(b)	1,031,897	1,024,157
Dentalcorp Perfect Smile ULC, First Lien Initial Term Loan, 1M US L + 3.75%, 06/06/2025	2,535,211	2,544,731
Equian LLC, First Lien 2018 Incremental Term B Loan, 1M US L + 3.25%, 05/20/2024	3,380,490	3,374,844
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	3,072,414	3,074,349
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	4,047,976	4,030,266
Immucor Inc, First Lien Term B-3 Loan, 1M US L + 5.00%, 06/15/2021	342,692	347,619
Lanai Holdings III Inc, First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022(c)	5,325,110	5,098,793
Lifescan Global Corporation, First Lien Term Loan, 3M US L + 6.00%, 06/19/2024	9,000,000	8,752,500
MedPlast Holdings Inc, First Lien Loan, 3M US L + 3.75%, 07/02/2025	2,500,000	2,503,913
Midwest Physician Administrative Services LLC, Second Lien Initial Term Loan, 1M US L + 7.00%, 08/15/2025	2,560,000	2,572,800
Navicure Inc, First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024(b)	5,816,923	5,816,923
Netsmart Technologies Inc, First Lien Term D-1 Loan, 1M US L + 3.75%, 04/19/2023(c)	9,326,022	9,395,967
NMSC Holdings Inc, First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023(b)	689,480	686,894
nThrive Inc, First Lien Term B-2 Loan, 1M US L + 4.50%, 10/20/2022	6,411,068	6,381,033
Onex Carestream Finance LP, Second Lien Term Loan, 1M US L + 8.50%, 12/07/2019	10,343,603	10,356,532
Onex Carestream Finance LP, Term Loan (First Lien 2013) Loan, 1M US L + 4.00%, 06/07/2019	535,804	536,680
Onex Schumacher Finance LP, First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	6,578,471	6,553,834
ORTHO-CLINICAL DIAGNOSTICS INC, First Lien Refinancing Term Loan, 3M US L + 3.25%, 06/30/2025	1,639,786	1,635,178
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	5,121,907	5,134,738
PharMerica Corporation, First Lien Initial Term Loan, 1M US L + 3.50%, 12/06/2024	3,830,400	3,832,200
PharMerica Corporation, Second Lien Initial Term Loan, 1M US L + 7.75%, 12/07/2025	868,217	870,570
Press Ganey Holdings Inc, Second Lien Initial Loan, 1M US L + 6.50%, 10/21/2024	1,123,601	1,142,562

Semi-Annual Report | June 30, 2018	35

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Project Ruby Ultimate Parent Corp, First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	$2,624,731	$2,631,293
Prospect Medical Holdings Inc, First Lien Term B-1 Loan, 1M US L + 5.50%, 02/22/2024(c)	4,685,221	4,685,221
Stratose Intermediate Holdings II LLC, First Lien Term Loan, 1M US L + 3.25%, 06/22/2023	2,318,919	2,334,386
U.S. Renal Care Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	7,138,425	7,046,197
Vyaire Medical Inc, First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	9,000,000	8,842,500
YI LLC (Young Innovations), First Lien Delayed Draw Term Loan, 3M US L + 1.00%, 11/07/2024(d)	393,249	394,724
YI LLC (Young Innovations), First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024	3,249,485	3,261,670
Zest Acquisition Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 03/07/2025	76,664	76,760
Zest Acquisition Corp, Second Lien Initial Term Loan, 3M US L + 7.50%, 03/06/2026(b)	4,357,143	4,346,250
		162,211,157

High Tech Industries - 21.81%
BMC Software Finance Inc, First Lien Initial B-2 US Term Loan, 1M US L + 3.25%, 09/10/2022	0	–
BMC Software Finance Inc, First Lien Term Loan USD Loan, 3M US L + 4.25%, 09/01/2025(b)	9,000,000	8,955,000
CommerceHub Inc, First Lien Term Loan, 1M US L + 3.75%, 05/21/2025(b)	3,750,000	3,768,750
Compuware Corporation, First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 12/15/2021	3,355,769	3,367,514
CPI International Inc, Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	1,045,752	1,052,288
DigiCert Holdings Inc, Second Lien Term Loan, 1M US L + 8.00%, 10/31/2025	5,000,000	4,896,875
ECI Macola / Max Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	1,660,975	1,669,280
Epicor Software Corporation, First Lien Term B Loan, 1M US L + 3.25%, 06/01/2022	4,241,011	4,234,119
Excelitas Technologies Corp (fka IDS Acquisition), First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	1,624,535	1,629,619
Flexera Software LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/26/2025	1,859,746	1,858,881
Flexera Software LLC, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/26/2026	1,774,194	1,778,629
Gigamon Inc, First Lien Initial Term Loan, 3M US L + 4.50%, 12/27/2024(b)	10,255,573	10,345,309
Help Systems Holdings Inc, First Lien Term Loan, 1M US L + 3.75%, 03/28/2025	2,165,354	2,168,061
Help Systems Holdings Inc, Second Lien Term Loan, 1M US L + 7.75%, 03/23/2026	2,068,966	2,070,259
Hyland Software Inc, Senior Secured Second Lien Initial Loan, 1M US L + 7.00%, 07/07/2025	1,234,729	1,256,337
Idera Inc, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	5,440,500	5,515,307
Ivanti Software Inc, First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	5,984,483	5,943,370
Ivanti Software Inc, Second Lien Loan, 1M US L + 9.00%, 01/20/2025	6,000,000	5,712,510
McAfee, LLC, First Lien Closing Date USD Term Loan, 1M US L + 4.50%, 09/30/2024	11,507,859	11,583,926
MH Sub I, LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	4,484,906	4,489,593
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC), First Lien Term Loan, 3M US L + 4.00%, 10/30/2020	4,073,821	4,048,359
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025(b)	2,876,923	2,880,519
Ping Identity Corporation, First Lien Term Loan, 1M US L + 3.75%, 1/23/2025	1,866,667	1,870,167
Pomeroy Group LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 11/12/2021	2,449,749	2,442,093
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024(c)	2,104,340	2,096,449
Project Leopard Holdings Inc, First Lien 2018 Repricing Term Loan, 1M US L + 4.00%, 7/7/2023(b)	2,756,979	2,760,425
Project Silverback Holdings Corp, First Lien Term B Loan, 1M US L + 3.50%, 08/21/2024	2,012,958	1,992,828
Quest Software US Holdings Inc., First Lien Term Loan, 3M US L + 4.25%, 05/16/2025	9,200,000	9,178,932
Quest Software US Holdings Inc., Second Lien Term Loan, 3M US L + 8.25%, 05/17/2026	9,200,000	9,217,296
Ramundsen Public Sector, LLC, First Lien Term Loan, 1M US L + 4.25%, 02/01/2024	1,302,198	1,313,592
Rocket Software Inc, First Lien Term Loan, 3M US L + 3.75%, 10/14/2023	6,626,875	6,677,968
SciQuest Inc, First Lien Term Loan, 1M US L + 4.00%, 12/20/2024(b)	6,905,769	6,905,769
SCS Holdings I Inc, First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	4,725,407	4,746,081
SMS Systems Maintenance Services Inc, First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	11,658,809	9,404,811
SonicWall US Holdings Inc, First Lien Term Loan, 3M US L + 3.50%, 05/16/2025	4,064,516	4,076,385
SonicWall US Holdings Inc, Second Lien Term Loan, 3M US L + 7.50%, 05/17/2026	4,800,000	4,776,000
Sungard Availability Services Capital, Inc., First Lien Extended Term B Loan, 1M US L + 7.00%, 09/30/2021	3,475,616	3,214,945

36	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
High Tech Industries (continued)
Veritas US Inc, First Lien New Dollar Term B Loan, 3M US L + 4.50%, 01/27/2023	$4,356,618	$4,002,642
		163,900,888

Hotels, Gaming and Leisure - 1.50%
AP Gaming I LLC, First Lien 2018 Refinancing Term B Loan, 1M US L + 4.25%, 02/15/2024	6,466,926	6,526,228
Casablanca US Holdings Inc, First Lien Amendment No 2 Initial Term Loan, 2M US L + 4.00%, 03/29/2024(b)(c)	4,788,000	4,788,000
		11,314,228

Media Advertising, Printing and Publishing - 1.49%
Southern Graphics Inc, First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/31/2022	6,652,754	6,647,564
Southern Graphics Inc, Second Lien Initial Loan, 1M US L + 7.50%, 12/31/2023	4,500,000	4,525,313
		11,172,877

Metals and Mining - 2.99%
Aleris International Inc, First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023(c)	4,827,586	4,792,876
American Rock Salt Company LLC, First Lien 2018 Term Loan, 1M US L + 3.75%, 03/21/2025	3,010,390	3,014,153
Canam Steel Corporation, First Lien Closing Date Term Loan, 1M US L + 5.50%, 07/01/2024(b)	6,256,996	6,335,208
GrafTech Finance Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 02/12/2025(c)	4,363,636	4,347,294
Murray Energy Corporation, First Lien Term B-2 Loan Non-PIK Loan, 3M US L + 7.25%, 04/16/2020	2,932,910	2,773,287
Phoenix Services International LLC, First Lien Term B Loan, 1M US L + 3.75%, 03/01/2025(c)	1,211,250	1,216,549
		22,479,367

Retail - 2.47%
Academy LTD., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022(c)	1,252,759	1,045,879
Apro LLC, First Lien Initial Term Loan, 2M US L + 4.00%, 08/08/2024(b)	2,377,627	2,395,459
Ascena Retail Group Inc, First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	2,746,719	2,459,687
EG America LLC, First Lien Additional Facility Loan, 3M US L + 4.00%, 02/07/2025	4,537,647	4,505,316
EG Dutch Finco BV, First Lien Facility B Loan, 3M US L + 4.00%, 02/07/2025	694,444	689,497
Fairway Group Acquisition Company, First Lien First Out Term Loan - Non-PIK Loan, PIK 12.00%, 01/03/2020(b)	1,044,684	1,044,684
Fairway Group Acquisition Company, First Lien Last Out Term Loan Non-PIK Loan, PIK 10.00%, 01/03/2020(b)	674,388	354,728
Fairway Group Holdings Corp, First Lien Subordinated Term Loan - Non PIK Loan, PIK 11.00%, 10/04/2021(b)	596,066	–
Fullbeauty Brands Holdings Corp, First Lien Term Loan, 1M US L + 4.75%, 10/14/2022	2,500,154	1,037,564
Neiman Marcus Group Ltd LLC, First Lien Other Term Loan, 1M US L + 3.25%, 10/25/2020	2,294,803	2,039,506
Petco Animal Supplies Inc, First Lien Second Amendment Term Loan, 3M US L + 3.25%, 1/26/2023	1,573,414	1,140,072
Pier 1 Imports (U.S.), Inc., First Lien Initial Loan, 3M US L + 3.50%, 04/30/2021	2,000,000	1,835,000
Sports Authority (The), First Lien Term B Loan, 3M US L + 0.00%, 11/16/2017(e)	2,242,566	15,418
		18,562,810

Services - Business - 22.24%
Access CIG LLC, First Lien Term B Loan, 1M US L + 3.75%, 02/27/2025	1,845,750	1,851,288
Access CIG LLC, First Lien Term Loan, 3M US L + 3.75%, 02/27/2025	370,909	372,022
Access CIG LLC, Second Lien Term Loan, 3M US L + 7.75%, 02/27/2026	326,087	327,174
Advantage Sales & Marketing Inc, First Lien Incremental Term B-2 Loan, 1M US L + 3.25%, 07/25/2021	2,574,000	2,439,933
Advantage Sales & Marketing Inc, First Lien Initial Term Loan, 1M US L + 3.25%, 07/23/2021	4,394,966	4,166,999
Advantage Sales & Marketing Inc, Second Lien Term Loan, 1M US L + 6.50%, 07/25/2022	11,245,389	10,298,921
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/28/2022	4,692,000	4,630,910
AqGen Ascensus Inc, First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 12/03/2022(d)	2,660,000	2,663,325

Semi-Annual Report | June 30, 2018	37

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Services - Business (continued)
AqGen Ascensus Inc, First Lien Fourth Amendment Incremetnal Term Loan, 1M US L + 3.50%, 12/05/2022	$500,000	$500,625
AqGen Ascensus Inc, First Lien Third Amendment Replacement Term Loan, 1M US L + 3.50%, 12/05/2022	3,991,846	3,996,836
BMC Acquisition Inc, First Lien Initial Term Loan, 6M US L + 5.25%, 12/18/2024(b)	2,836,641	2,857,915
DG Investment Intermediate Holdings 2 Inc, First Lien Delayed Draw Term Loan, 3M US L + 3.00%, 02/03/2025(d)	21,699	21,603
DG Investment Intermediate Holdings 2 Inc, First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	712,996	709,877
DG Investment Intermediate Holdings 2 Inc, Second Lien Initial Term Loan, 3M US L + 6.75%, 02/01/2026	1,422,414	1,434,860
Explorer Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	11,908,861	11,908,861
FHC Health Systems Inc, First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	5,971,440	5,598,225
FR Dixie Acquisition Corp, First Lien Term Loan, 3M US L + 4.75%, 12/18/2020(c)	5,026,316	1,591,683
Genuine Financial Holdings LLC, First Lien Term Loan, 3M US L + 3.75%, 06/27/2025(b)	3,147,541	3,143,607
GI Revelation Aqcuisition LLC, First Lien Term Loan, 1M US L + 5.00%, 04/16/2025	3,910,345	3,945,362
GI Revelation Aqcuisition LLC, Second Lien Term Loan, 1M US L + 9.00%, 04/10/2026(b)	6,000,000	5,730,000
GlobalLogic Holdings Inc, First Lien Refinancing Term B-1 Loan, 3M US L + 3.75%, 06/20/2022(b)	1,957,813	1,962,708
IG Investments Holdings LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 05/23/2025	668,919	668,641
Information Resources Inc, First Lien Initial Term Loan, 3M US L + 4.25%, 01/18/2024	6,755,583	6,766,156
Information Resources Inc, Second Lien Initial Term Loan, 3M US L + 8.25%, 01/20/2025	5,500,000	5,522,357
Inmar Inc, First Lien Initial Term Loan, 1M US L + 3.50%, 05/01/2024	5,109,677	5,127,255
Inmar Inc, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2025	3,786,982	3,805,917
LD Intermediate Holdings Inc, First Lien Initial Term Loan, 2M US L + 5.875%, 12/09/2022(b)	6,129,006	5,730,620
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/19/2025(b)	3,906,977	3,906,977
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	4,200,000	4,147,500
Output Services Group Inc, First Lien Term B Loan, 1M US L + 4.25%, 03/21/2024	1,092,247	1,103,170
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/01/2026(b)	1,200,000	1,207,500
PT Intermediate Holdings III LLC, First Lien Term B Loan, 3M US L + 4.00%, 12/9/2024(c)	4,006,958	4,009,462
PT Intermediate Holdings III LLC, Second Lien Initial Loan, 3M US L + 8.00%, 12/08/2025(b)	4,200,000	4,252,500
Red Ventures, LLC (New Imagitas, Inc.), First Lien Term Loan, 1M US L + 4.00%, 11/08/2024	1,674,717	1,685,536
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 03/01/2021	6,797,114	6,769,484
Sedgwick Claims Management Services, Inc., Second Lien Initial Loan, 1M US L + 5.75%, 02/28/2022	13,651,248	13,745,168
SurveyMonkey Inc, First Lien Term Loan, 1M US L + 4.50%, 04/13/2024(b)	9,210,996	9,210,996
ThoughtWorks Inc, First Lien Incremental Term Loan, 1M US L + 4.00%, 10/11/2024(b)	599,018	602,013
ThoughtWorks Inc, First Lien Refinancing Term Loan, 1M US L + 4.00%, 10/11/2024	2,000,000	2,013,760
Travel Leaders Group, LLC, First Lien New Incremental Term Loan, 6M US L + 4.50%, 01/25/2024	893,250	899,949
TravelCLICK Inc, First Lien Term-3 Loan, 1M US L + 3.50%, 05/06/2021	2,010,586	2,032,582
TravelCLICK Inc, Second Lien Initial Loan, 1M US L + 7.75%, 11/06/2021	3,729,135	3,731,465
TRC Companies Inc, First Lien Refinancing Term Loan, 1M US L + 3.50%, 06/21/2024	3,253,415	3,267,649
Trugreen Limited Partnership, First Lien Initial Incremental Term Loan, 1M US L + 4.00%, 04/13/2023(b)	366,258	370,836
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	6,384,000	6,415,920
		167,146,147

Services - Consumer - 5.05%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 6/30/2021	3,048,003	3,036,573
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025(b)	4,400,000	4,400,000

38	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Services - Consumer (continued)
K-Mac Holdings Corp, Second Lien Initial Term Loan, 1M US L + 6.75%, 03/09/2026	$1,744,186	$1,746,366
KUEHG Corp, First Lien Term B-2 Loan, 3M US L + 3.75%, 08/12/2022	4,701,920	4,699,969
KUEHG Corp, Second Lien Initial Term Loan, 3M US L + 8.25%, 08/15/2025	6,161,780	6,269,611
Pearl Intermediate Parent LLC, First Lien Delayed Draw Term Loan, 3M US L + 2.75%, 02/14/2025(d)	109,101	107,192
Pearl Intermediate Parent LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	1,339,989	1,316,540
Quidditch Acquisition Inc, First Lien Term B Loan, 1M US L + 7.00%, 03/14/2025(b)(c)	2,995,271	3,025,223
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021	2,624,714	2,623,074
St Georges University, First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 06/20/2025(b)	1,823,067	1,827,625
St Georges University, First Lien Term B Loan, 3M US L + 3.50%, 06/20/2025(b)	5,859,859	5,874,509
Tacala Investment Corp, Second Lien Term Loan, 1M US L + 7.00%, 01/30/2026	3,034,483	3,049,655
		37,976,337

Telecommunications - 4.95%
Alorica Inc, First Lien New Term B Loan, 1M US L + 3.75%, 06/30/2022	2,697,303	2,704,046
Avaya Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	7,425,643	7,445,953
Cologix Holdings Inc, Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	5,421,805	5,481,445
Colorado Buyer Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 05/01/2025	902,256	902,256
Ensono LP, First Lien Term Loan, 3M US L + 5.25%, 06/27/2025(c)	3,163,097	3,167,051
Masergy Holdings Inc, First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	1,838,594	1,841,655
Masergy Holdings Inc, Second Lien Initial Loan, 3M US L + 7.50%, 12/16/2024	1,766,917	1,777,961
Peak 10 Holding Corporation, First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	3,609,091	3,578,089
Peak 10 Holding Corporation, Second Lien Initial Term Loan, 3M US L + 7.25%, 08/01/2025	3,857,143	3,843,643
Securus Technologies Holdings Inc, First Lien Initial Term Loan, 1M US L + 4.50%, 11/01/2024(c)	2,318,182	2,332,670
Vertiv Group Corporation, First Lien Term B Loan, 1M US L + 4.00%, 11/30/2023	4,119,433	4,098,835
		37,173,604

Transportation - Cargo - 0.27%
REP WWEX Acquisition Parent LLC, First Lien Term Loan, 1M US L + 4.00%, 02/05/2024	2,044,918	2,047,904

Transportation - Consumer - 0.95%
Air Medical Group Holdings Inc, First Lien 2017-2 New Term Loan, 1M US L + 4.25%, 03/14/2025	5,970,000	5,899,106
Lineage Logistics LLC, First Lien Term Loan, 1M US L + 3.00%, 02/16/2025	1,228,010	1,222,380
		7,121,486

Utilities Electric - 2.88%
Granite Acquisition Inc, Second Lien Term B Loan, 3M US L + 7.25%, 12/19/2022	5,742,624	5,771,337
Green Energy Partners / Stonewall LLC, First Lien Term B-1 Conversion Advances Loan, 3M US L + 5.50%, 11/13/2021(b)	1,588,993	1,585,020
Panda Liberty LLC, First Lien Construction B-1 Facility Loan, 3M US L + 6.50%, 08/21/2020	6,778,131	6,394,014
Panda Patriot LLC (fka Moxie Patriot LLC), First Lien Construction B-1 Advances Loan, 3M US L + 5.75%, 12/18/2020	434,511	430,981
Pike Corporation, First Lien 2018 Initial Term Loan, 1M US L + 3.50%, 03/23/2025	2,871,166	2,884,029
Sandy Creek Energy Associates LP, First Lien Term Loan, 3M US L + 4.00%, 11/09/2020	5,050,451	4,577,880
		21,643,261

Wholesale - 0.43%
Staples Inc, First Lien Closing Date Term Loan, 3M US L + 4.00%, 09/12/2024	3,291,154	3,252,598

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $1,025,297,754)		1,013,866,450

Semi-Annual Report | June 30, 2018	39

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 24.68%
Aerospace and Defense - 0.39%
Engility Corp, Senior Unsecured Bond, 8.875%, 09/01/2024	$2,800,000	$2,936,500

Banking, Finance, Insurance and Real Estate - 4.01%
AssuredPartners Inc, Senior Unsecured Bond, 7.000%, 08/15/2025(f)	4,545,000	4,385,925
Fly Leasing Limited, Senior Unsecured Bonds, 6.375%, 10/15/2021	2,100,000	2,170,875
HUB International Ltd, Senior Unsecured Bond, 7.000%, 05/01/2026(f)	1,281,000	1,268,190
NFP Corp, Senior Secured Bond, 6.875%, 07/15/2025(f)	5,084,000	5,007,740
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(f)	12,200,000	11,255,842
Solera LLC, Senior Unsecured Bond, 10.500%, 03/01/2024(f)	5,450,000	6,080,183
		30,168,755

Beverage, Food and Tobacco - 1.78%
CEC Entertainment Inc, Senior Unsecured Bond, 8.000%, 02/15/2022	1,369,000	1,211,565
PF Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(f)	13,415,000	12,140,575
		13,352,140

Capital Equipment - 1.20%
Diebold Inc, Senior Unsecured Bond, Series WI, 8.500%, 04/15/2024	1,500,000	1,442,370
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(f)	3,211,000	2,994,257
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(f)	4,918,000	4,586,035
		9,022,662

Chemicals, Plastics and Rubber - 0.23%
Pinnacle Operating Corp, Senior Secured Bond, 9.000%, 11/15/2020(f)	2,000,000	1,735,000

Construction and Building - 4.20%
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(f)	4,320,000	4,519,800
Great Lakes Dredge & Dock Corp, Senior Unsecured Bond, Series WI, 8.000%, 05/15/2022	5,874,000	6,020,850
PriSo Acquisition Corp / Building Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(f)	13,060,000	13,680,350
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(f)	7,423,000	7,376,606
		31,597,606

Consumer Goods Durable - 0.17%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(f)	1,300,000	1,251,250

Containers, Packaging and Glass - 0.64%
ARD Securities Finance, Senior Secured Bond, 8.750%, 01/31/2023(f)(g)	1,300,000	1,329,250
Flex Acquisition Co Inc, Senior Unsecured Bond, 6.875%, 01/15/2025(f)	1,192,000	1,153,260
Trident Merger Sub Inc, Senior Secured Bond, 6.625%, 11/01/2025(f)	2,400,000	2,346,000
		4,828,510

Energy, Oil and Gas - 1.79%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	6,600,000	6,649,500
Comstock Resources Inc, Senior Unsecured Bond,:
7.750%, 04/01/2019(g)	1,126,851	1,110,515
10.00% Cash or 12.25% PIK%, 03/15/2020(g)	2,250,000	2,362,500
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	800,000	736,000
Ridgeback Resources Inc, Senior Unsecured Bond, 12.000%, 12/21/2021(b)	486,000	486,000
Talos Production LLC 11.000%, 04/03/2022(f)	2,000,000	2,105,000
		13,449,515

40	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Value
Healthcare and Pharmaceuticals - 3.00%
Avantor Inc, Senior Unsecured Bond, 9.000%, 10/01/2025(f)	$5,667,000	$5,724,803
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(f)	5,500,000	5,685,625
Team Health Holdings Inc, Senior Secured Bond, 6.375%, 02/01/2025(f)	3,500,000	3,027,500
Tenet Healthcare, Senior Unsecured Bond, 7.000%, 08/01/2025(f)	5,714,000	5,692,573
Valeant Pharmaceuticals International Inc, Senior Secured Bond, 5.500%, 11/01/2025(f)	2,400,000	2,374,200
		22,504,701

High Tech Industries - 3.33%
BMC Software Finance Inc, Senior Unsecured Bond, 8.125%, 07/15/2021(f)	9,250,000	9,469,688
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(f)(g)	3,012,000	3,012,000
Global A&T Electronics, Senior Secured Bond, 8.500%, 01/12/2023	5,455,376	5,189,805
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(f)	7,723,000	7,350,365
		25,021,858

Hotels, Gaming and Leisure - 0.68%
Mood Media Borrower LLC / Mood Media Co.-Issuer, Inc. 6M US L + 14.00%, 06/28/2024(a)	5,125,283	5,074,031

Media Advertising, Printing and Publishing - 1.35%
Cimpress NV, Senior Unsecured Bond, 7.000%, 06/15/2026(f)	6,000,000	6,157,500
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(f)	4,320,000	4,012,200
		10,169,700

Media Broadcasting and Subscription - 0.71%
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	4,600,000	4,840,120
Cequel Communications Holdings I, Senior Unsecured Bond, 5.125%, 12/15/2021(f)	500,000	499,430
		5,339,550

Services - Business - 0.44%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(f)	3,250,000	3,321,663

Telecommunications - 0.76%
Digicel Limited, Senior Unsecured Bond, 6.000%, 04/15/2021(f)	2,250,000	2,039,062
Frontier Communications, Senior Unsecured Bond,:
10.500%, 09/15/2022	750,000	684,375
7.125%, 01/15/2023	4,000,000	2,967,500
		5,690,937

TOTAL CORPORATE BONDS
(Cost $186,477,473)		185,464,378

	Shares
COMMON STOCK - 3.39%
Banking, Finance, Insurance and Real Estate - 0.44%
The Brock Group Inc(b)(h)	164,832	$3,296,640

Energy, Oil and Gas - 1.94%
Ascent Resources Marcellus LLC, Class A	886,921	2,860,320
Ridgeback Resources Inc(b)(h)	1,201,345	8,087,250
SandRidge Energy Inc(h)	135,154	2,397,632
TE Holdings LLC (Templar), Class A(b)(h)	197,643	217,407
Titan Energy LLC(h)	29,318	10,261
Total Safety Holdings LLC(h)	2,951	1,018,095
		14,590,965

Semi-Annual Report | June 30, 2018	41

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

	Principal Shares
Hotels, Gaming and Leisure - 0.42%
Mood Media Corp(b)(h)	3,709,356	$3,152,953

Retail - 0.00%
Fairway Group Holdings Corp(h)	11,419	–

Utilities Electric - 0.59%
Texgen Power LLC(b)(h)	124,338	4,413,999

TOTAL COMMON STOCK
(Cost $45,403,218)		25,454,557

PREFERRED STOCK - 0.11%
Energy, Oil and Gas - 0.11%
TE Holdings LLC (Templar)(b)(h)	131,013	851,582

TOTAL PREFERRED STOCK
(Cost $1,310,126)		851,582

WARRANTS - 0.01%
Energy, Oil and Gas - 0.01%
Ascent Resources Marcellus LLC, expires 3/30/2023 at $6.15	229,630	6,889
Comstock Resources Inc, expires 6/20/2020 at $0.01	8,250	86,625

TOTAL WARRANTS
(Cost $25,062)		93,514

Total Investments - 163.08%
(Cost $1,258,513,633)		1,225,730,481

Liabilities in Excess of Other Assets - (4.71)%		(35,351,868)

Mandatory Redeemable Preferred Shares - (6.02)%
(liquidation preference plus distributions payable on term preferred shares)		(45,273,693)

Leverage Facility - (52.35)%		(393,500,000)

Net Assets - 100.00%		$751,604,920

Amounts above are shown as a percentage of net assets as of June 30, 2018.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment In Kind

Libor Rates:

1M US L - 1 Month LIBOR as of June 30, 2018 was 2.09%

2M US L - 2 Month LIBOR as of June 30, 2018 was 2.17%

3M US L - 3 Month LIBOR as of June 30, 2018 was 2.34%

6M US L - 6 Month LIBOR as of June 30, 2018 was 2.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2018 (Unaudited)

(c)	All or a portion of this position has not settled as of June 30, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.

(d)	A portion of this position was not funded as of June 30, 2018. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2018, the Fund had a liability for unfunded delayed draws in the amount of $3,506,658. Fair value of these unfunded delayed draws was $3,509,202.

(e)	Security is in default as of period end and is therefore non-income producing.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $141,581,872, which represented approximately 18.84% of net assets as of June 30, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Option to convert to pay-in-kind security.

(h)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	43

Blackstone / GSO Funds	Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $429,796,077, $376,152,804 and $1,258,513,633, respectively)	$421,169,291	$371,577,396	$1,225,730,481
Cash	3,592,401	1,425,479	22,249,288
Receivable for investment securities sold	16,024,408	14,056,917	51,671,042
Interest receivable	1,356,247	1,906,709	6,397,643
Receivable for dividend reinvest	27,148	–	–
Prepaid expenses and other assets	50,292	67,000	143,259
Total Assets	442,219,787	389,033,501	1,306,191,713

LIABILITIES:
Payable for investment securities purchased	40,582,608	33,288,386	112,635,887
Leverage facility	130,500,000	116,500,000	393,500,000
Interest due on leverage facility	983,238	522,678	639,273
Accrued investment advisory fee payable	604,969	439,727	1,979,383
Accrued fund accounting and administration fees payable	91,809	66,923	297,253
Accrued trustees' fees payable	28,091	21,305	83,152
Other payables and accrued expenses	430,973	337,642	587,851
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(182,089) and $(409,699), respectively)(a)	–	19,817,911	44,590,301
Distributions payable on mandatory redeemable preferred shares	–	121,642	273,693
Total Liabilities	173,221,688	171,116,214	554,586,793
Net Assets Attributable to Common Shareholders	$268,998,099	$217,917,287	$751,604,920

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$286,632,066	$236,893,802	$840,006,637
Undistributed net investment income	4,379,444	5,050,736	13,062,100
Accumulated net realized loss	(13,386,625)	(19,451,843)	(68,680,665)
Net unrealized depreciation	(8,626,786)	(4,575,408)	(32,783,152)
Net Assets Attributable to Common Shareholders	$268,998,099	$217,917,287	$751,604,920

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,260,996	12,702,160	44,664,382
Net Asset Value per Common Share	$17.63	$17.16	$16.83

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

44	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$13,763,582	$12,654,396	$42,602,256
Facility and other fees	218,619	172,497	810,857
Total Investment Income	13,982,201	12,826,893	43,413,113

EXPENSES:
Investment advisory fee	1,806,723	1,305,585	5,917,932
Fund accounting and administration fees	181,998	131,899	542,577
Insurance expense	33,176	25,484	91,786
Legal and audit fees	207,296	120,236	239,352
Custodian fees	52,253	29,596	91,687
Trustees' fees and expenses	54,389	42,348	155,419
Printing expense	17,443	13,065	31,759
Transfer agent fees	9,281	15,227	15,223
Interest on leverage facility	1,997,341	1,684,061	5,296,208
Amortization of deferred financing costs	–	17,796	40,041
Other expenses	81,372	95,296	206,215
Distributions to mandatory redeemable preferred shares	–	361,755	813,948
Total Expenses	4,441,272	3,842,348	13,442,147
Net Investment Income	9,540,929	8,984,545	29,970,966

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(4,548,121)	(2,376,622)	(14,563,423)
Credit default swap contracts	–	76,306	–
Net realized loss:	(4,548,121)	(2,300,316)	(14,563,423)
Change in unrealized appreciation/(depreciation) on:
Investment securities	3,332,605	708,005	5,204,207
Net unrealized gain:	3,332,605	708,005	5,204,207
Net Realized and Unrealized Loss on Investments	(1,215,516)	(1,592,311)	(9,359,216)

Net Increase in Net Assets Attributable to Common Shares from Operations	$8,325,413	$7,392,234	$20,611,750

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	45

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income(a)	$9,540,929	$19,192,156	$8,984,545	$17,072,346	$29,970,966	$56,209,594
Net realized gain/(loss)	(4,548,121)	597,952	(2,300,316)	266,552	(14,563,423)	1,009,084
Change in unrealized appreciation/(depreciation)	3,332,605	(2,753,295)	708,005	192,048	5,204,207	3,632,799
Net Increase in Net Assets Attributable to Common Shares from Operations	8,325,413	17,036,813	7,392,234	17,530,946	20,611,750	60,851,477

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(7,399,419)	(17,740,491)	(6,541,612)	(15,699,869)	(23,448,800)	(56,277,121)
Net Decrease in Net Assets from Distributions to Common Shareholders	(7,399,419)	(17,740,491)	(6,541,612)	(15,699,869)	(23,448,800)	(56,277,121)

Net asset value of common shares issued to shareholders from reinvestment of dividends	169,009	453,286	–	–	–	–
Net Increase from Capital Share Transactions	169,009	453,286	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	1,095,003	(250,392)	850,622	1,831,077	(2,837,050)	4,574,356

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	267,903,096	268,153,488	217,066,665	215,235,588	754,441,970	749,867,614
End of period*	$268,998,099	$267,903,096	$217,917,287	$217,066,665	$751,604,920	$754,441,970
* Including undistributed net investment income of:	$4,379,444	$2,237,934	$5,050,736	$2,607,803	$13,062,100	$6,539,934

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $361,755and $813,948, respectively, to holders of MRPS for the period ended June 30, 2018. For the fiscal year ended December 31, 2017, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $719,558 and $1,615,664, respectively, to holders of MRPS. See Note 10 for details on tax characterization of distributions.

See Notes to Financial Statements.

46	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2018 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$8,325,413	$7,392,234	$20,611,750
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:	–	–	–
Purchases of investment securities	(264,692,897)	(194,706,179)	(723,468,534)
Proceeds from disposition of investment securities	255,828,758	179,737,280	674,562,527
Net payments on swap contracts	–	108,250	–
Discounts accreted/premiums amortized	(450,932)	(327,860)	(1,332,058)
Net realized (gain)/loss on:
Investment securities	4,548,121	2,376,622	14,563,423
Credit default swap contracts	–	(76,306)	–
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(3,332,605)	(708,005)	(5,204,207)
Amortization of deferred financing costs	–	17,796	40,041
(Increase)/Decrease in assets:
Interest receivable	699,977	508,430	2,299,371
Prepaid expenses and other assets	(21,468)	(45,055)	(67,721)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	755	1,698
Interest due on loan facility	286,834	141,119	85,134
Accrued investment advisory fees payable	304,502	217,212	1,004,119
Accrued fund accounting and administration expense	30,301	23,153	102,088
Accrued trustees' fees payable	1,663	(5,086)	55,486
Other payables and accrued expenses	4,076	116,434	205,906
Net Cash Provided by (Used in) Operating Activities	1,531,743	(5,229,206)	(16,540,977)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	2,000,000	4,500,000	29,500,000
Payments on leverage facility	(3,500,000)	–	(11,000,000)
Distributions paid - common shareholders - net	(8,707,985)	(7,849,934)	(28,138,560)
Net Cash Provided by (Used in) Financing Activities	(10,207,985)	(3,349,934)	(9,638,560)

Net Decrease in Cash	(8,676,242)	(8,579,140)	(26,179,537)
Cash, beginning balance	$12,268,643	$10,004,619	$48,428,825
Cash, ending balance	$3,592,401	$1,425,479	$22,249,288

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$1,710,507	$1,542,942	$5,211,074

Reinvestment of distributions	$169,009	–	–

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	47

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2018 (Unaudited)			For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014			For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$17.57			$17.61		$15.96		$18.08		$19.27			$19.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)		0.63			1.26		1.24		1.22		0.92			1.17
Net realized and unrealized gain/(loss) on investments		(0.08)			(0.14)		1.57		(2.17)		(0.84)			0.08
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)		–			–		–		–		(0.06)			(0.08)
From net realized gains		–			–		–		–		–			–
Total Income/(Loss) from Investment Operations		0.55			1.12		2.81		(0.95)		0.02			1.17

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(0.49)			(1.16)		(1.16)		(1.17)		(0.86)			(1.06)
From net realized gains		–			–		–		–		(0.08)			(0.15)
From tax return of capital		–			–		–		–		(0.27)			–
Total Distributions to Common Shareholders		(0.49)			(1.16)		(1.16)		(1.17)		(1.21)			(1.21)

Net asset value per common share - end of period		$17.63			$17.57		$17.61		$15.96		$18.08			$19.27
Market price per common share - end of period		$18.02			$18.00		$18.08		$14.85		$16.74			$18.85

Total Investment Return - Net Asset Value(b)		3.17%			6.67%		18.44%		(5.19%)		0.38%			6.27%
Total Investment Return - Market Price(b)		2.93%			6.44%		30.70%		(4.72%)		(4.99%)			(1.26%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$268,998			$267,903		$268,153		$242,874		$275,201			$293,242
Ratio of expenses to average net assets attributable to common shares		3.30	%(c)		3.01%		2.59%		2.48%		3.02	%(d)		2.73	%(d)
Ratio of net investment income to average net assets attributable to common shares		7.09	%(c)		7.11%		7.48%		6.84%		4.88	%(d)		6.02	%(d)
Ratio of expenses to average managed assets(e)		2.22	%(c)		2.02%		1.74%		1.67%		2.02	%(d)		1.83	%(d)
Portfolio turnover rate		57	%(f)		135%		99%		65%		66%			85%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A		$	N/A	$	N/A	$	N/A	$	N/A	(g)		$48,100
Total shares outstanding (000s)		–			–		–		–		–			48
Asset coverage per share	$	N/A		$	N/A	$	N/A	$	N/A	$	N/A	(g)		$3,035	(h)
Liquidation preference per share	$	N/A		$	N/A	$	N/A	$	N/A	$	N/A	(g)		$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A		$	N/A	$	N/A	$	N/A		$–	(i)		$96,000
Average borrowings outstanding during the period (000s)	$	N/A		$	N/A	$	N/A	$	N/A		$96,000	(i)		$96,000
Asset coverage, end of period per $1,000		N/A			N/A		N/A		N/A		N/A	(i)		$4,556	(j)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$130,500			$132,000		$131,000		$119,500		$133,000		$	N/A
Average borrowings outstanding during the period (000s)		$132,149			$132,323		$122,782		$132,372		$137,412	(k)	$	N/A
Asset coverage, end of period per $1,000		$3,061	(l)		$3,030 (l)		$3,047 (l)		$3,032 (l)		$3,069	(l)	$	N/A

48	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Ratios do not reflect dividend payments to preferred shareholders.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Percentage represents the results for the period and is not annualized.
(g)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(h)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.
(i)	On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.
(j)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.
(k)	Since first borrowing was made on October 8, 2014.
(l)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	49

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.09		$16.94	$15.37		$17.82		$19.11		$18.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.71		1.34	1.40		1.48		0.94		1.13
Net realized and unrealized gain/(loss) on investments	(0.12)		0.05	1.60		(2.66)		(1.03)		0.36
Total Income/(Loss) from Investment Operations	0.59		1.39	3.00		(1.18)		(0.09)		1.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.52)		(1.24)	(1.43)		(1.27)		(0.96)		(1.23)
From net realized gains	–		–	–		–		(0.06)		(0.12)
From tax return of capital	–		–	–		–		(0.18)		–
Total Distributions to Common Shareholders	(0.52)		(1.24)	(1.43)		(1.27)		(1.20)		(1.35)

Net asset value per common share - end of period	$17.16		$17.09	$16.94		$15.37		$17.82		$19.11
Market price per common share - end of period	$16.46		$15.92	$15.92		$13.48		$15.53		$17.87

Total Investment Return - Net Asset Value(c)	3.59%		8.85%	21.21%		(6.04%)		(0.06%)		8.34%
Total Investment Return - Market Price(c)	6.67%		7.90%	29.89%		(5.44%)		(6.86%)		2.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$217,917		$217,067	$215,236		$195,204		$226,316		$242,699
Ratio of expenses to average net assets attributable to common shares	3.53	%(d)	3.03%	2.58%		2.07%		1.86%		1.85%
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	3.53	%(d)	3.03%	2.58%		2.07%		1.85%		1.83%
Ratio of net investment income to average net assets attributable to common shares	8.26	%(d)	7.82%	8.67%		8.45%		4.99%		5.94%
Ratio of expenses to average managed assets(e)	2.20	%(d)	1.93%	1.73%		1.43%		1.66%		N/A
Portfolio turnover rate	46	%(f)	126%	103%		72%		66%		80%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,122		$20,121	$20,125	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)	20		20	20		–		–		–
Asset coverage, end of period per $1,000	$2,596	(g)	$2,644 (g)	$2,905 (g)	$	N/A	$	N/A	$	N/A
Liquidation preference per share	$1,000		$1,000	$1,000	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$116,500		$112,000	$93,000		$96,000		$73,000	$	N/A
Average borrowings outstanding during the period (000s)	$114,834		$105,633	$93,684		$100,261		$66,827 (h)	$	N/A
Asset coverage, end of period per $1,000	$3,042	(i)	$3,117 (i)	$3,314 (i)		$3,033 (i)		$4,100 (i)	$	N/A

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

50	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(h)	Since first borrowing was made on July 29, 2014.
(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	51

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.89		$16.79	$15.20		$17.98		$19.12		$19.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.67		1.26	1.39		1.48		1.17		1.21
Net realized and unrealized gain/(loss) on investments	(0.20)		0.10	1.54		(2.89)		(1.03)		0.12
Total Income/(Loss) from Investment Operations	0.47		1.36	2.93		(1.41)		0.14		1.33

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.53)		(1.26)	(1.34)		(1.37)		(1.17)		(1.21)
From net realized gains	–		–	–		–		(0.01)		(0.14)
From tax return of capital	–		–	–		–		(0.10)		(0.05)
Total Distributions to Common Shareholders	(0.53)		(1.26)	(1.34)		(1.37)		(1.28)		(1.40)

Net asset value per common share - end of period	$16.83		$16.89	$16.79		$15.20		$17.98		$19.12
Market price per common share - end of period	$15.81		$15.71	$15.34		$13.37		$16.48		$17.80

Total Investment Return - Net Asset Value(c)	2.98%		8.79%	21.02%		(7.42%)		1.27%		7.48%
Total Investment Return - Market Price(c)	4.00%		10.75%	25.71%		(11.15%)		(0.29%)		3.51%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$751,605		$754,442	$749,868		$679,029		$803,029		$854,173
Ratio of expenses to average net assets attributable to common shares	3.57	%(d)	3.29%	2.74%		2.33%		2.32%		2.21%
Ratio of net investment income to average net assets attributable to common shares	7.96	%(d)	7.38%	8.73%		8.41%		6.16%		6.26%
Ratio of expenses to average managed assets(e)	2.28	%(d)	2.10%	1.82%		1.57%		1.57%		1.57%
Portfolio turnover rate	52	%(f)	136%	93%		74%		76%		73%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,274		$45,272	$45,281	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)	45		45	45		–		–		–
Asset coverage, end of period per $1,000	$2,714	(g)	$2,796 (g)	$2,777 (g)	$	N/A	$	N/A	$	N/A
Liquidation preference per share	$1,000		$1,000	$1,000	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$393,500		$375,000	$377,000		$331,000		$389,500		$390,000
Average borrowings outstanding during the period (000s)	$384,669		$384,195	$342,331		$382,162		$403,727		$357,342
Asset coverage, end of period per $1,000	$3,024	(h)	$3,132 (h)	$2,989 (h)		$3,051 (h)		$3,062 (h)		$3,190

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.

52	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(h)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	53

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension will allow BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date, which is currently May 31, 2022.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies, BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Semi-Annual Report | June 30, 2018	55

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2018:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$4,803,253	$2,366,151	$7,169,404
Automotive	–	7,546,005	3,953,355	11,499,360
Banking, Finance, Insurance and Real Estate	–	19,738,570	5,875,674	25,614,244
Beverage, Food and Tobacco	–	9,612,078	268,153	9,880,231
Capital Equipment	–	6,341,782	4,249,302	10,591,084
Chemicals, Plastics and Rubber	–	10,339,517	604,500	10,944,017
Construction and Building	–	21,241,997	4,211,921	25,453,918
Consumer Goods Durable	–	9,925,229	1,750,876	11,676,105
Containers, Packaging and Glass	–	7,326,364	3,813,310	11,139,674
Energy, Oil and Gas	–	8,012,138	3,312,883	11,325,021
Healthcare and Pharmaceuticals	–	59,619,242	7,708,084	67,327,326
High Tech Industries	–	54,273,508	10,769,731	65,043,239
Hotels, Gaming and Leisure	–	2,735,462	1,755,600	4,491,062
Metals and Mining	–	5,656,906	1,900,562	7,557,468
Retail	–	11,406,160	1,184,604	12,590,764
Services - Business	–	37,042,882	19,242,398	56,285,280
Services - Consumer	–	7,664,408	5,724,778	13,389,186
Utilities Electric	–	9,048,614	495,009	9,543,623
Other	–	21,024,721	–	21,024,721
Collateralized Loan Obligation Securities
Banking, Finance, Insurance and Real Estate	–	–	4,043,411	4,043,411
Corporate Bonds	–	22,002,544	–	22,002,544
Common Stock
Energy, Oil and Gas	–	572,063	80,065	652,128
Utilities Electric	–	–	1,574,390	1,574,390
Other	–	–	–	–
Preferred Stocks
Energy, Oil and Gas	–	–	313,614	313,614
Warrants	–	37,477	–	37,477
Total	$–	$335,970,920	$85,198,371	$421,169,291

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$3,674,387	$2,069,908	$5,744,295
Automotive	–	4,030,089	1,884,830	5,914,919
Banking, Finance, Insurance and Real Estate	–	18,362,347	5,183,484	23,545,831
Capital Equipment	–	5,704,699	3,244,480	8,949,179
Chemicals, Plastics and Rubber	–	8,304,652	570,917	8,875,569
Construction and Building	–	15,773,613	3,317,109	19,090,722
Consumer Goods Durable	–	6,545,123	999,745	7,544,868
Containers, Packaging and Glass	–	5,328,019	4,336,117	9,664,136
Energy, Oil and Gas	–	4,904,143	2,576,277	7,480,420
Healthcare and Pharmaceuticals	–	45,837,849	6,188,393	52,026,242
High Tech Industries	–	37,758,177	8,812,520	46,570,697
Hotels, Gaming and Leisure	–	1,623,349	1,436,400	3,059,749
Metals and Mining	–	4,533,589	1,267,041	5,800,630

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Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

Blackstone / GSO Long-Short Credit Income Fund (continued)

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Retail	$–	$4,378,622	$598,865	$4,977,487
Services - Business	–	32,586,855	14,439,827	47,026,682
Services - Consumer	–	6,524,170	4,467,404	10,991,574
Utilities Electric	–	7,351,675	495,009	7,846,684
Other	–	31,161,022	–	31,161,022
Collateralized Loan Obligation Securities Banking, Finance, Insurance and Real Estate	–	–	5,533,205	5,533,205
Corporate Bonds	–	58,371,228	–	58,371,228
Common Stock
Utilities Electric	–	–	694,842	694,842
Other	671,316	–	–	671,316
Warrants	–	36,099	–	36,099
Total	$671,316	$302,789,707	$68,116,373	$371,577,396

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$11,504,245	$6,899,694	$18,403,939
Automotive	–	19,265,266	8,621,844	27,887,110
Banking, Finance, Insurance and Real Estate	–	51,744,569	16,769,870	68,514,439
Capital Equipment	–	17,304,620	12,000,652	29,305,272
Chemicals, Plastics and Rubber	–	23,229,761	1,847,083	25,076,844
Construction and Building	–	53,369,999	11,428,561	64,798,560
Containers, Packaging and Glass	–	17,547,867	13,883,721	31,431,588
Energy, Oil and Gas	–	15,747,079	9,172,055	24,919,134
Healthcare and Pharmaceuticals	–	139,452,069	22,759,088	162,211,157
High Tech Industries	–	127,232,828	36,668,060	163,900,888
Hotels, Gaming and Leisure	–	6,526,228	4,788,000	11,314,228
Metals and Mining	–	16,144,159	6,335,208	22,479,367
Retail	–	14,767,939	3,794,871	18,562,810
Services - Business	–	117,607,055	49,539,092	167,146,147
Services - Consumer	–	22,848,980	15,127,357	37,976,337
Utilities Electric	–	20,058,241	1,585,020	21,643,261
Other	–	118,295,369	–	118,295,369
Corporate Bonds
Energy, Oil and Gas	–	12,963,515	486,000	13,449,515
Other	–	172,014,863	–	172,014,863
Common Stock
Banking, Finance, Insurance and Real Estate	–	–	3,296,640	3,296,640
Energy, Oil and Gas	2,407,893	3,878,415	8,304,657	14,590,965
Hotels, Gaming and Leisure	–	–	3,152,953	3,152,953
Utilities Electric	–	–	4,413,999	4,413,999
Other	–	–	–	–
Preferred Stocks
Energy, Oil and Gas	–	–	851,582	851,582
Warrants	–	93,514	–	93,514
Total	$2,407,893	$981,596,581	$241,726,007	$1,225,730,481

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

Semi-Annual Report | June 30, 2018	57

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Preferred Stock	Total
Balance as of December 31, 2017	$59,352,858	$–	$118,278	$446,297	$59,917,433
Accrued discount/premium	47,955	–	–	–	47,955
Realized Gain/(Loss)	422,002	–	–	–	422,002
Change in Unrealized Appreciation/(Depreciation)	(159,833)	(47,595)	112,311	(132,683)	(227,800)
Purchases	52,894,240	4,091,006	1,423,866	–	58,409,112
Sales Proceeds	(35,967,027)	–	–	–	(35,967,027)
Transfer into Level 3	17,938,123	–	–	–	17,938,123
Transfer out of Level 3	(15,341,427)	–	–	–	(15,341,427)
Balance as of June 30, 2018	$79,186,891	$4,043,411	$1,654,455	$313,614	$85,198,371
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2018	$193,223	$(47,595)	$112,311	$(132,683)	$125,256

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Total
Balance as of December 31, 2017	$48,514,020	$2,437,391	$–	$50,951,411
Accrued discount/premium	38,875	–	–	38,875
Realized Gain/(Loss)	253,113	–	–	253,113
Change in Unrealized Appreciation/(Depreciation)	(96,384)	(4,186)	66,439	(34,131)
Purchases	38,407,708	3,100,000	628,403	42,136,111
Sales Proceeds	(23,128,400)	–	–	(23,128,400)
Transfer into Level 3	11,922,219	–	–	11,922,219
Transfer out of Level 3	(14,022,825)	–	–	(14,022,825)
Balance as of June 30, 2018	$61,888,326	$5,533,205	$694,842	$68,116,373
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2018	$279,595	$(4,186)	$66,439	$341,848

Blackstone/GSO Strategic Credit Fund	Floating Rate Loan Interests	Corporate Bonds	Common Stock	Preferred Stock	Total
Balance as of December 31, 2017	$180,109,500	$5,411,000	$15,121,331	$1,211,867	$201,853,698
Accrued discount/premium	121,439	817	4,684	–	126,940
Realized Gain/(Loss)	873,093	–	–	–	873,093
Change in Unrealized Appreciation/(Depreciation)	(1,446,767)	(56,753)	54,950	(360,285)	(1,808,855)
Purchases	137,151,886	204,967	4,192,251	–	141,549,104
Sales Proceeds	(93,371,160)	–	(204,967)	–	(93,576,127)
Transfer into Level 3	42,476,495	–	–	–	42,476,495
Transfer out of Level 3	(44,694,310)	(5,074,031)	–	–	(49,768,341)
Balance as of June 30, 2018	$221,220,176	$486,000	$19,168,249	$851,582	$241,726,007
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2018	$878,616	$(817)	$(2,068,377)	$(360,285)	$(1,550,863)

58	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

Information about Level 3 fair value measurements as of June 30, 2018:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$78,800,773	Third-party vendor pricing service	Broker quotes	N/A
Floating Rate Loan Interests	386,118	Performance Multiple Methodology	Revenue Multiple(a)	0.13x
Collateralized Loan Obligation Securities	4,043,411	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	1,654,455	Third-party vendor pricing service	Broker quotes	N/A
Preferred Stock	313,614	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Revenue Multiple	Increase	Decrease

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$61,888,326	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	5,533,205	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	694,842	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$219,820,764	Third-party vendor pricing service	Broker quotes	N/A
	1,399,412	Performance Multiple Methodology	Revenue Multiple(a)	0.13x

Corporate Bonds	486,000	Energy Market Multiples	EBITDA Multiple(a)	4.94x
			Proved & Probable PV-10(a)	0.74x
			Daily Production(a)	51.2
			Proved & Probable Reserves(a)	10.0

Common Stock	3,296,640	Performance Multiple Methodology	EBITDA Multiple(a)	9.90x
	8,087,250	Energy Market Multiples	EBITDA Multiple(a)	4.94x
			Proved & Probable PV-10(a)	0.74x
			Daily Production(a)	51.2
			Proved & Probable Reserves(a)	10.0
	4,631,406	Third-party vendor pricing service	Broker quotes	N/A
	3,152,953	Discounted Cash Flow	Discount Rate(a)	13.75%
			EBITDA Multiple(a)	7.75x

Preferred Stock	851,582	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Revenue Multiple	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Proved & Probable PV-10	Increase	Decrease
Proved & Probable Reserves	Increase	Decrease

Semi-Annual Report | June 30, 2018	59

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provision is required, in early 2017 BSL, BGX and BGB paid excise taxes of $69,539, $88,153, and $245,787, respectively.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the period ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee, which was at an annual rate equal to 1.00% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. If BSL’s term is extended again by shareholders beyond May 31, 2022, the management fee will return to an annual rate of 1.00% of BSL’s Managed Assets unless waived or otherwise modified. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Effective January 1, 2018, the Funds and the Blackstone / GSO Floating Rate Enhance Income Fund will pay every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a retainer fee of $120,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also will receive a retainer fee of $10,000 per annum. The Lead Independent Trustee will also receive a retainer fee of $14,000 per annum.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

60	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2018, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$252,297,148	$236,334,511
Blackstone / GSO Long-Short Credit Income Fund	188,631,807	164,303,713
Blackstone / GSO Strategic Credit Fund	648,902,388	624,775,177

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fees payable to the related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

During the period ended June 30, 2018 none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7.

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
Common shares outstanding - beginning of period	15,251,298	15,225,178
Common shares issued as reinvestment of dividends	9,698	26,120
Common shares outstanding - end of period	15,260,996	15,251,298

Blackstone / GSO Long-Short Credit Income Fund	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
Common shares outstanding - beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,702,160	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

Semi-Annual Report | June 30, 2018	61

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 7. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At June 30, 2018, 84.57% of BSL’s Managed Assets were held in Senior Loans, 86.42% of BGX's Managed Assets were held in Secured Loans, and 100.78% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2018, BSL, BGX and BGB had invested $54,676,186, $62,596,596 and $221,652,731, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

62	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

BSL and BGX have invested in Collateralized Loan Obligation securities (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV may take place earlier than maturity out of the proceeds generated by sales of the underlying assets.

NOTE 8. CREDIT DEFAULT SWAPS

BGX entered into credit default swaps during the period ended June 30, 2018.

BGX may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC (“over the counter”) financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

Semi-Annual Report | June 30, 2018	63

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

The effect of credit default swaps on the Statements of Operations as of June 30, 2018 is as follows:

Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Blackstone / GSO Long-Short Credit Income Fund
Credit Contracts (Credit Default Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	$76,306	$	N/A
Total		$76,306	$	N/A

For the period ended June 30, 2018, the average notional value of the credit default swaps was $860,250.

NOTE 9. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000, rated “AA” by Fitch Ratings. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at June 30, 2018. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of June 30, 2018 are shown on BGB and BGX’s Statement of Assets and Liabilities. The amount of expense amortized during the period ended June 30, 2018 is shown on BGB and BGX’s Statement of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of Holders of MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declaration of Trust, Bylaws, or the applicable Securities Purchase Agreement or as otherwise required by applicable law, each holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017 and as further amended and restated on June 20, 2018 to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, to borrow up to a limit of $122 million. BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, and December 20, 2017 and as further amended and restated on June 20, 2018 to borrow up to a limit of $415 million. Borrowings under each Agreement are secured by the assets of each Fund. Interest is charged at a rate of 1.15% above LIBOR for short-term (one (1) month) LIBOR loans and 1.00% above LIBOR for long term (three (3) month, six (6) month or nine (9) month) LIBOR loans for each of BSL and BGX and 0.975% above LIBOR for BGB, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as each Fund may elect, as applicable, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL and BGX is 0.20% on the undrawn amounts and in BGB is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At June 30, 2018, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $130,500,000, $116,500,000, and $393,500,000, at an interest rate of 3.34%, 3.34%, and 3.02%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2018. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period of January 1, 2018 through June 30, 2018, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $132,149,171, and 2.97%, $114,834,254, and 2.86%, and $384,668,508, and 2.73%, respectively.

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Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2018, BSL’s, BGX’s, and BGB’s leverage represented 32.67%, 38.51% and 36.85% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 5.64% and 3.78% of Managed Assets attributable to the MRPS, respectively.

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2017, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase/(Decrease) Accumulated net investment income	Increase Accumulated net realized loss on investments
Blackstone / GSO Senior Floating Rate Term Fund	$(41,701)	$(1,437,989)	$1,479,690
Blackstone / GSO Long-Short Credit Income Fund	$(68,975)	$(1,037,360)	$1,106,335
Blackstone / GSO Strategic Credit Fund	$(257,747)	$(814,973)	$1,072,720

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2017 was as follows:

2017	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$17,740,491	$16,419,427	(a)	$57,892,785
Total	$17,740,491	$16,419,427		$57,892,785

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

At December 31, 2017, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$–	$8,927,202
Blackstone / GSO Long-Short Credit Income Fund	$1,789,235	$15,418,655
Blackstone / GSO Strategic Credit Fund	$4,676,779	$49,692,050

Semi-Annual Report | June 30, 2018	65

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

The Blackstone/GSO Senior Floating Rate Term Fund and the Blackstone/GSO Long-Short Credit Income Fund utilized capital loss carryovers during the year ended December 31, 2017, of $1,916,967 and $792,231, respectively.

At December 31, 2017, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$2,237,934	$2,850,827	$7,294,538
Accumulated capital losses	(8,927,202)	(17,207,890)	(54,368,829)
Unrealized depreciation	(11,870,693)	(5,227,050)	(37,735,772)
Other Cumulative effect of timing differences	–	(243,024)	(754,604)
Total	$(18,559,961)	$(19,827,137)	$(85,564,667)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2018, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$429,824,127	$376,117,596	$1,258,581,558
Gross appreciation (excess of value over tax cost)	$3,784,197	$3,623,142	$14,787,042
Gross depreciation (excess of tax cost over value)	(12,437,013)	(8,215,758)	(47,632,572)
Net unrealized depreciation	$(8,652,816)	$(4,592,616)	$(32,845,530)

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

NOTE 12. SUBSEQUENT EVENTS

The Investment Manager has evaluated the impact of subsequent events and transactions through the date of financial statement issuance.

Shareholder Distributions for BSL: On July 31, 2018, BSL paid the regularly scheduled distribution in the amount of $0.097 per share to shareholders of record as of July 24, 2018. On August 23, 2018, BSL went ex with respect to the regularly scheduled monthly distribution of $0.097 to stockholders of record as of August 24, 2018.

Shareholder Distributions for BGX: On July 31, 2018, BGX paid the regularly scheduled distribution in the amount of $0.103 per share to shareholders of record as of July 24, 2018. On August 23, 2018, BGX went ex with respect to the regularly scheduled monthly distribution of $0.103 to stockholders of record as of August 24, 2018.

Shareholder Distributions for BGB: On July 31, 2018, BGB paid the regularly scheduled distribution in the amount of $0.105 per share to shareholders of record as of July 24, 2018. On August 23, 2018, BGB went ex with respect to the regularly scheduled monthly distribution of $0.105 to stockholders of record as of August 24, 2018.

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Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan

June 30, 2018 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b)	95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Semi-Annual Report | June 30, 2018	67

Blackstone / GSO Funds	Additional Information

June 30, 2018 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Meeting of Shareholders – Voting Results

On April 18, 2018, BSL held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BSL, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Thomas W. Jasper as Class I Trustee of BSL, term to expire at 2021 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	12,622,402	98.31%
Withheld	217,331	1.69%
Total	12,839,733	100.00%

Election of Gary S. Schpero as Class I Trustee of BSL, term to expire at 2021 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	12,642,229	98.46%
Withheld	197,504	1.54%
Total	12,839,733	100.00%

BGX Meeting of Shareholders – Voting Results

On April 18, 2018, BGX held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BGX, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Thomas W. Jasper as Class III Trustee of BGX, term to expire at 2021 Annual Meeting (only preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	20,000	100%
Withheld	–	–
Total	20,000	100.00%

Election of Gary S. Schpero as Class III Trustee of BGX, term to expire at 2021 Annual Meeting (both common and preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	11,159,064	98.82%
Withheld	133,361	1.18%
Total	11,292,425	100.00%

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Blackstone / GSO Funds	Additional Information

June 30, 2018 (Unaudited)

BGB Meeting of Shareholders – Voting Results

On April 18, 2018, BGB held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BGB, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Thomas W. Jasper as Class II Trustee of BGB, term to expire at 2021 Annual Meeting (only preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	45,000	100%
Withheld	–	–
Total	45,000	100.00%

Election of Gary S. Schpero as Class II Trustee of BGB, term to expire at 2021 Annual Meeting (both common and preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	35,478,119	98.82%
Withheld	423,018	1.18%
Total	35,901,137	100.00%

Semi-Annual Report | June 30, 2018	69

Blackstone / GSO Funds	Privacy Procedures

June 30, 2018 (Unaudited)

This privacy policy sets forth the Investment Manager’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

Rev Dec, 2017

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and income

●   Assets and investment experience

●   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Income Fund and Blackstone / GSO Floating Rate Enhanced Income Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

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Blackstone / GSO Funds	Privacy Procedures

June 30, 2018 (Unaudited)

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●   open an account or give us your income information

●   provide employment information or give us your contact information

●   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, orother companies.
Why can't I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

●	This Data Privacy Notice applies to you to the extent that European Union (“EU”) data protection legislation applies to our processing of your Personal Data (defined below) or to the extent you are a resident of the EU or the European Economic Area (“EEA”). If this Data Privacy Notice applies to you, you have certain rights with respect to your Personal Data which are contained in this Data Privacy Notice.
●	You may need to provide Personal Data to us as part of your investment into Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Income Fund (each, the “Fund”).
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.
●	“Personal Data” has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

Semi-Annual Report | June 30, 2018	71

Blackstone / GSO Funds	Privacy Procedures

June 30, 2018 (Unaudited)

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) GSO / Blackstone Debt Funds Management LLC, (the “Investment Advisor”), (iii), their respective affiliates, and in each case such persons’ legal and other advisors and agents (together, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a “data controller”. In simple terms, this means that:

●	we “control” the Personal Data that you provide - including making sure that it is kept secure

●	we make certain decisions on how to use and protect your Personal Data - but only to the extent that we have informed you about the use or are otherwise permitted by law

What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

●	name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number

●	photo identification, including passports, driving license, and other government-issued IDs

●	bank and brokerage account information, including routing and account numbers

●	national insurance number and tax identification number

●	source of wealth, employment information, education history, number of dependents and income

●	assets and liabilities

●	investment strategy, experience, and activity

●	risk tolerance and transaction history

●	internet protocol address

●	cookie identification

●	information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

●	We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.

●	This will include Personal Data collected in an online or offline context.

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

●   from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

●   when you provide it to us in correspondence and conversations

●   when you make transactions with respect to the Fund

●   when you purchase shares from us and/or tell us where to send money

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Blackstone / GSO Funds	Privacy Procedures

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Personal Data we obtain from others

●   publicly available and accessible directories and sources

●   bankruptcy registers

●   tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction

●   governmental and competent regulatory authorities to whom we have regulatory obligations

Why do we process your Personal Data?

We process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●   administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our funds

●   meet the resulting contractual obligations we have to you

●   facilitate the continuation or termination of the contractual relationship between you and the Fund

●   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

●   undertake our client and investor due diligence, and on-boarding checks

●   carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

●   verify the identity and addresses of our investors (and, if applicable their beneficial owners)

●   comply with requests from regulatory, governmental, tax and law enforcement authorities

●   surveillance and investigation

●   carry out audit checks

●   maintain statutory registers

●   prevent and detect fraud

●   comply with sanctions laws

Our legitimate interests

For our legitimate interests or those of a third party to:

●   manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

●   assess and process any applications or requests made by you

●   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund

●   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund

●   address or investigate any complaints, claims, proceedings or disputes

●   provide you with, and inform you about, our investment products and services

●   monitor and improve our relationships with investors

●   comply with applicable regulatory obligations

●   manage our risk and operations

●   comply with our accounting and tax reporting requirements

●   comply with our audit requirements

●   assist with internal compliance with our policies and process

●   ensure appropriate group management and governance

●   keep our internal records

●   prepare reports on incidents / accidents

●   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●   analyse and manage commercial risks

●   seek professional advice, including legal advice

●   enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund's or

●   Fund vehicles’ rights or obligations to evaluate proposed transactions

●   facilitate business asset transactions involving the

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Blackstone / GSO Funds	Privacy Procedures

June 30, 2018 (Unaudited)

● Fund or Fund-related vehicles ● monitor communications to/from us using our systems ● protect the security and integrity of our IT systems
We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

We will share your Personal Data with the following persons for the following reasons:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to: ● manage our relationship with you ● the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisors

●   delivering the services you require

●   managing your investment

●   supporting and administering investment-related activities

●   complying with applicable investment laws and regulations

Fund and investment specific details of these third parties can be found in the relevant subscription documents you have been provided with

Tax Authorities

●   to comply with applicable laws and regulations

●   where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)

●   where required by foreign tax authorities, including outside of the EEA

Service Providers	● delivering andfacilitating the services needed to support our business relationship with you ● supporting and administering investment-related activities
Our lawyers, auditors and other professional advisors	● providing you with investment-related services ● to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

●	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory

●	organisations and agencies - where we are required to do so by law

Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

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Blackstone / GSO Funds	Privacy Procedures

June 30, 2018 (Unaudited)

Sending your Personal Data internationally

We will transfer your Personal Data to our group members, shareholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

●	We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in
●	Some Personal Data will be retained after your relationship with us ends As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any investment vehicle related to the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

Your rights

You have certain data protection rights, including:

●	the right to access your Personal Data
●	the right to restrict the use of your Personal Data
●	the right to have incomplete or inaccurate Personal Data corrected
●	the right to ask us to stop processing your Personal Data
●	the right to require us to delete your Personal Data in some limited circumstances

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. A list of the EU data protection authorities is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080.

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Blackstone / GSO Funds	Privacy Procedures

June 30, 2018 (Unaudited)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email at GDPRqueries@blackstone.com.

Contact us in writing using the address below:

Address	The Blackstone Group Attn: Legal and Compliance 345 Park Avenue New York, NY 10154

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review.

This Data Privacy Notice was last updated on 24 May 2018.

76	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreements

June 30, 2018 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), Blackstone / GSO Long-Short Credit Income Fund (“BGX”), and Blackstone / GSO Strategic Credit Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each an “Agreement” and, collectively, the “Agreements”) with the Fund’s investment adviser, GSO / Blackstone Debt Funds Management LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 7, 2018, the Board of each Fund, including the Independent Trustees, considered and approved the continuation of each Agreement for an additional one-year term. To assist in its consideration of the renewal of each of the Agreements, the Board requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the Agreements, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in a private session (the “Review Session”) prior to the Contract Renewal Meeting with counsel to the Independent Trustees (“Independent Counsel”) to review Contract Renewal Information received to that time. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. As part of the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under the Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Funds by the Adviser under the Agreements. The Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and considered each Fund’s compliance record during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of the corporate parent of the Adviser, The Blackstone Group L.P., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar CEF Classification of US Senior Loan Funds Leveraged classification (the “Morningstar Senior Loan Leveraged Classification”), which consisted of 27 closed-end funds for the 1-year period ended March 31, 2018 (the “1- year period”), 26 closed-end funds for the 3-year period ended March 31, 2018 (the “3-year period”), and 23 closed-end funds for the 5-year period ended March 31, 2018 (the “5-year period”) with respect to returns measured on a gross return basis. The Peer Group funds were selected primarily from the Morningstar Senior Loan Leveraged Classification to be more comparable to the Funds based upon Broadridge’s consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology used by Broadridge to select each Fund’s Peer Group. On April 30, 2018, each of the members of the Board and Independent Counsel participated in a conference call and webinar with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated on that conference call and webinar. The Board noted Broadridge’s observation that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for peer grouping.

The Peer Group for BSL consisted of eleven funds for each of the 1- and 3-year periods and ten funds for the 5-year period, including BSL, with an emphasis on strategies that have historical net portfolio allocations to bank loans exceeding 75%. There was a single Peer Group for both BGX and BGB, which consisted of ten funds for the 1- and 3-year periods and eight funds for the 5-year period, including BGX and BGB, when applicable. The Peer Group for BGX and BGB included funds with historical portfolio allocations to bank loans greater than 20% and allowances for high-yield bonds. Most Peer Group funds, like BGX and BGB, had a majority of assets allocated to bank loans, while two Peer Group funds had less than 50% of assets in bank loans. In addition, three funds from outside the Morningstar Senior Loan Leveraged Classification with portfolio allocations to bank loans of at least 20% were included in the Peer Group for BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds. The Board considered the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

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Blackstone / GSO Funds	Approval of Investment Advisory Agreements

June 30, 2018 (Unaudited)

BSL

The Broadridge Performance Information comparing BSL’s performance to that of the Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a gross return basis, ranked first among its Peer Group funds for the 1-year period; ranked third among its Peer Group funds for the 3-year period; and ranked second among its Peer Group funds for the 5-year period. In these performance rankings, first represents the fund with the best performance in the Peer Group, whether measured on a gross or net return basis. The Fund’s gross performance and net performance were better than the Peer Group median performance in each of the 1-, 3- and 5-year periods. BSL’s returns, measured on a net return basis, ranked first among its Peer Group funds for the 1-year period; ranked fourth among its Peer Group funds for the 3-year period; and ranked fifth among its Peer Group funds for the 5-year period. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Adviser noted that, whether measured on a gross or net NAV return basis, the Fund outperformed its benchmark for each of the 1-, 3-, and 5-year periods. The Broadridge Performance Information showed that BSL had higher volatility in its returns relative to other Peer Group funds and its benchmark as measured by standard deviation (a measure of return volatility). The Broadridge Performance Information noted that BSL’s Sharpe ratio on a gross and net return basis was ranked first among its Peer Group funds for the 1-year period, but was less favorable on a relative basis for the 3- and 5-year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s returns measured on a gross return basis, ranked third among its Peer Group funds for the 1-year period; ranked fourth among its Peer Group funds for the 3- and 5-year periods. BGX’s returns, measured on a net return basis, ranked third among its Peer Group funds for the 1-year period and ranked fifth among its Peer Group funds for the 3- and 5-year periods. The Fund’s gross performance and net performance were better than the Peer Group median performance in each period, except the Fund’s net performance was worse than the Peer Group median for the 5-year period. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGX on a gross and net NAV return basis outperformed its benchmark for each of the 1-, 3-, and 5-year periods. The Broadridge Performance Information noted that BGX’s Sharpe ratio on a gross or net return basis was ranked second among its Peer Group funds for the 1- year period, but were less favorable on a relative basis for the 3- and 5-year periods.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s gross return ranked fourth among its Peer Group funds for the 1-year period; ranked sixth among its Peer Group funds for the 3- year period; and ranked fifth among its Peer Group funds for the 5-year period. BGB’s returns, measured on a net return basis, ranked fifth among its Peer Group funds for the 1-year period; ranked ninth among its Peer Group funds for the 3-year period; and ranked seventh among its Peer Group funds for the 5-year period. The Fund’s gross performance and net performance were better than the Peer Group median performance for the 1-year period and were worse than the Peer Group median performance for the 3- and 5-year periods. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGB on a gross NAV return basis and net NAV return basis outperformed its benchmark for each of the 1-, 3- and 5-year periods. The Broadridge Performance Information noted that BGB’s Sharpe ratio on a gross or net return basis was ranked third among its Peer Group funds for the 1- year period, but were less favorable on a relative basis for 3- and 5-year periods.

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons difficult. Broadridge itself noted that the relatively limited number of closed-end funds compared to open-end funds poses particular challenges for peer grouping. The Adviser questioned whether the Morningstar Senior Loan Leveraged Classification provided relevant and appropriate performance comparisons in the case of BGX and BGB in light of their broader investment strategies. The Adviser also noted the particular limitations of the BGX and BGB Peer Groups, highlighting the wide range of investment strategies employed and returns achieved by funds in those Peer Groups (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered and gave significant weight to information provided by the Adviser regarding the Funds and the Morningstar Senior Loan Leveraged Classification and their respective Peer Groups as to differences in each fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics. The Board noted the Adviser’s efforts to maintain each Fund’s level of distributions to shareholders at a competitive level in light of the prevailing low interest rate environment and credit market conditions, although there can be no assurance that each Fund’s past levels of distribution will continue in light of the prevailing low interest rate environment.

78	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreements

June 30, 2018 (Unaudited)

The Board also noted the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios as well as the Adviser’s arranging and management of the respective Funds’ leverage. Significantly, the Adviser noted that the leadership of the Funds’ portfolio management team changed in October 2015 and that the portfolio of each Fund had been repositioned to implement the strategies of the new team with a meaningful improvement in the Funds’ recent performance, particularly BSL. The Board gave significant weight to the changes made to the portfolio management team to address the Funds’ performance, to the Funds’ limited performance history under the new portfolio management team, and to the improvement of each Fund’s performance in recent periods under the new portfolio management team. Based on its review and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund’s shareholders.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) prepared by Broadridge, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with the Morningstar Senior Loan Leveraged Classification and the Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

BSL

BSL’s eleven Peer Group funds had average common share net assets ranging from $115.14 million to $971.64 million. Six of the other funds in the Peer Group were larger than BSL and four were smaller. The Broadridge Expense Information, comparing BSL’s actual total expenses to the Peer Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) compared on the basis of common share net assets tied for eighth among the eleven funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. In these expense component rankings, first is best (i.e., lowest). The Fund’s actual total expenses compared on the basis of common share net assets ranked ninth among the funds in the Peer Group and were higher than the Peer Group median. The Broadridge Expense Information noted that BSL’s term was extended effective November 17, 2017 and that BSL’s Advisory Fee was reduced in connection with its term extension.

BGX

BGX’s ten Peer Group funds had average common share net assets ranging from $181.53 million to $1.064 billion. Seven of the other funds in the Peer Group were larger than BGX and two were smaller. The Broadridge Expense Information, comparing BGX’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share net assets ranked third among the funds in the Peer Group (with one fund in the Peer Group reporting no advisory fee) and was better (i.e., lower) than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked seventh among the funds in the Peer Group and were higher (i.e., worse) than the Peer Group median.

BGB

BGB’s ten Peer Group funds had average common share net assets ranging from $181.53 million to $1.064 billion. One of the other funds in the Peer Group was larger than BGB and eight were smaller. The Broadridge Expense Information, comparing BGB’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share net assets ranked eighth among the funds in the Peer Group (with one fund in the Peer Group reporting no advisory fee) and was higher (i.e., worse) than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked ninth among the funds in the Peer Group and were higher than the Peer Group median.

In its evaluation of the Advisory Fee and Broadridge Expense Information for each Fund, the Board took into account the complexity of such Fund’s investment program and the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including the Adviser’s prominence in the leveraged finance market and the strength of its investment management team and trading and middle office support. The Board further noted Broadridge’s observation that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for peer grouping and that the small number and varying sizes of funds in the Funds’ Peer Groups made meaningful expense comparisons difficult. The Board considered the Adviser’s belief that smaller funds, such as BSL and BGX, may be disadvantaged in comparison with larger funds that have greater opportunities for economies of scale. The Board also considered the Adviser’s belief that other Peer Group funds that were launched prior to the financial crisis in 2008 and 2009 and that are parts of larger fund complexes than the Funds’ fund complex benefit from reduced cost-sharing opportunities and opportunities owing to economies of scale that are not available to the Funds. The Adviser provided and the Board considered expense information provided by the Adviser in support of this belief.

Semi-Annual Report | June 30, 2018	79

Blackstone / GSO Funds	Approval of Investment Advisory Agreements

June 30, 2018 (Unaudited)

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds were provided with administrative services, office facilities and Fund officers (including each Fund’s chief executive, chief financial and chief compliance officers); and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. Such Contract Renewal Information included a report issued by an accounting firm on the adequacy of the methodology used by the Adviser to calculate and report its annual profitability analysis. The report concluded that the methodology and assumptions used by the Adviser to create the profitability analysis were reasonable and accurate. The profitability analysis, among other things, indicated that the profitability to the Adviser in providing investment advisory and other services to each Fund was at a level not considered excessive by the Board in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that because each Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreements in a private session with their independent legal counsel at which no representatives of the Adviser or Fund management were present.

80	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers

June 30, 2018 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2020 BGX: 2020 BGB: 2020	Mr D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp.; Owl Rock Capital Corp. II.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2021 BGX:2021 BGB: 2021	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	7	Ciner Resources LP.
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2021 BGX:2021 BGB: 2021	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds

Semi-Annual Report | June 30, 2018	81

Blackstone / GSO Funds	Trustees & Officers

June 30, 2018 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	4	None

OFFICERS
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Dohyun (Doris) Lee-Silvestri Birth Year: 1977	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2016 BGX: March 2016 BGB: March 2016 Term of Office: Indefinite	Doris Lee-Silvestri is a Managing Director and Chief Financial Officer of GSO. At GSO, Ms. Lee-Silvestri was most recently the head of the fund accounting and financial reporting group. Before joining GSO in 2006, Ms. Lee-Silvestri held a variety of positions at Merrill Lynch Investment Advisors and JP Morgan Partners within the respective finance and accounting teams. In addition, Ms. Lee-Silvestri worked at McGladrey LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director of GSO. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

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Blackstone / GSO Funds	Trustees & Officers

June 30, 2018 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund, as well as the “Blackstone Real Estate Funds,” Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.

(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Semi-Annual Report | June 30, 2018	83

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 30th Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
2 Hanson Place, 8th Floor
Brooklyn, New York 11217

Transfer Agent
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Doris Lee-Silvestri
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 17th Street, Ste 3600
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.302Cert.

(a)(3)	Not applicable to Registrant.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	September 7, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	September 7, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 7, 2018